[GRAPHIC OMITTED: SEVEN SOLID SQUARES]


------------------------------
            VARIABLE
------------------------------
         UNIVERSAL LIFE
------------------------------


[GRAPHIC OMITTED: LINE ART DRAWING OF COMPASS]



         Annual Report for
      LB Series Fund, Inc. &
 LB Variable Insurance Account I
         December 31, 1995


[GRAPHIC OMITTED: LUTHERAN BROTHERHOOD LOGO]


Our Message to You


[GRAPHIC OMITTED: PHOTOGRAPH OF ROLF F. BJELLAND]



Dear Contract Owner:

We are pleased to provide you with the annual report for the LB Series Fund, Inc. (the Fund) and the LB Variable Insurance Account I, covering the year ended December 31, 1995. Assets of the LB Variable Insurance Account I are invested in the Fund. In this report you'll find a review of the economic and market conditions that contributed to strong investment performance in 1995, as well as the individual portfolio strategies used to make the most of these conditions.

By any measure, the past year was an excellent one for investors. Falling interest rates, moderate inflation and strong corporate earnings delivered superior returns for stocks and bonds. Stocks produced an exceptional return in 1995 -- their highest return in 35 years. In only two of the last 35 years did bonds perform more strongly. The returns of 1995 compensated investors for the disappointing markets of 1994, and were especially attractive because they were accompanied by low inflation.

The last two years show why a long-term investment strategy makes sense. The prices of stocks and bonds move up and down as part of normal market cycles that generally smooth out over the years. Thus, investors who maintained their investment programs when the markets ebbed temporarily in 1994, enjoyed the full benefit of the stock and bond market rallies in 1995. Those who moved to the sidelines, however, may have sacrificed some of these gains.

Although both stocks and bonds performed well in 1995, they often move in different cycles and frequently rally at different times. It's important, therefore, to have both types of investments, as well as money market securities, in your portfolio. Because foreign markets often move in cycles that are different from U.S. markets, a well-diversified portfolio may also include international securities. Recognizing the diversification needs of Variable Universal Life contract owners, LB introduced two new investment options beginning January 17, 1996. The Opportunity Growth Portfolio seeks long-term capital growth by investing primarily in the stocks of small U.S. companies. The World Growth Portfolio seeks long-term capital growth by investing primarily in stocks of established companies that are based outside the U.S. It is organized to manage the risks of international investing, while taking advantage of special opportunities overseas.* If you would like more information about these new Portfolios, or about the material contained in this report, please contact your LB representative or call us toll free at 800-423-7056. Locally, call 612-340-7210.


Sincerely,




Rolf F. Bjelland
President and Chairman of the Board
LB Series Fund, Inc.




*International investing has special risks, including currency fluctuation and political volatility.



[GRAPHIC OMITTED: LINE ART DRAWING OF COMPASS]


Economic and Market Overview                          December 31, 1995

Slower economic growth, moderate inflation and steep declines in interest rates helped bond prices rally strongly in the year ended December 31, 1995. This, combined with an unexpected tenacity in corporate earnings, sparked an even stronger rally in stocks. With price gains among the largest in several decades, the Lehman Aggregate Bond Index had a total return of 18.47%, and the S&P 500 Index returned 37.54%.

An Economic Soft Landing
When 1995 began, the economy was growing rapidly, and the Federal Reserve Board (the "Fed") was boosting interest rates to control inflation. In February, the Fed raised short-term rates by 0.5%. This rate increase, plus signs that the economy was starting to slow, convinced investors that inflation would stay in check. After rising for most of 1994, long-term interest rates began to fall -- making existing bonds much more valuable to investors.

As interest rates and bond yields tumbled, stocks became more attractive, too. Stocks were further enhanced by unexpectedly strong gains in corporate earnings and by the belief that moderate inflation would mean a "soft landing" for the economy.

Soon, economic growth was slowing enough to convince many investors that the Fed would have to lower short-term rates to prevent a recession. This pushed stock and bond prices even higher. In July, the Fed cut short-term rates for the first time in three years -- reducing its Fed Funds rate by 0.25%.

Mixed signals about the economy rekindled inflation fears in the weeks that followed, causing slight retractions in the market rallies. However, further evidence of a slower, more sustainable economic growth rate and increased hope for a balanced federal budget soon had prices back on track. By December, with further slowing in the economy, the Fed cut short-term interest rates another 0.25%.

As 1995 ended, rising bond prices had reduced yields for 30-year Treasury bonds to their lowest level in more than two years. In the stock market, higher prices had driven major benchmarks through a series of record highs.

Looking Ahead
While it's unlikely the markets will advance as strongly in 1996, there are factors that could bring further price gains.

The economy should continue to grow, but at a slower, less-inflationary pace. After growing at an annual rate that will likely be below 2% in the first half of 1996, growth in the gross domestic product (GDP) could accelerate to 3% in the second. If this keeps the rate of inflation between 2% and 3%, as we expect, yields on long-term bonds could continue to fall even farther -- which would have a positive influence on bond prices. If inflation is lower, or there are additional cuts in interest rates overseas, yields could even decline below these levels.

In addition to boosting the prices of bonds, lower yields should help fuel additional price gains for stocks, though not likely to the magnitude of the gains experienced in 1995. Continued economic growth should also help raise stock prices -- particularly in cyclical sectors, where earnings tend to be strongest when the economy expands.

[7 SOLID SQUARES OMMITTED}


Growth Portfolio Review                           LB Series Fund, Inc.

[PHOTO SCOTT A. VERGIN]

Scott A. Vergin is a Chartered Financial Analyst and portfolio manager for the Growth Portfolio. He began managing the Portfolio in November 1994.

Investment Objective: To seek long-term growth of capital by investing primarily in common stocks of established corporations.

Heavy investments in sectors that performed especially well as stock prices rallied helped the Growth Portfolio deliver exceptional returns for the year ended December 31, 1995. During the period the Portfolio earned a total return of 37.25%, which compares favorably with the return of 37.54% produced by the S&P 500 Index.

Winning Sectors
In the first half of the year, the Portfolio benefited from sizable holdings in the technology sector, which far outdistanced the market as a whole. Technology firms represented about 30% of the Portfolio's stock investments, versus a weighting of 15% in the S&P 500. As the year progressed, we took profits in selected technology issues that had performed especially well, reducing the sector's weighting to 24% by the end of December. During this time we decreased holdings in semiconductor stocks like Intel and Texas Instruments. We then gave greater attention to networking and computer service firms -- such as Bay Networks, Cisco Systems, and DST Systems -- believing these groups offered stronger potential for growth.

The Portfolio also invested heavily in financial companies, which benefited from falling interest rates, as well as health care firms, which enjoyed increased investor interest in stocks whose earnings could grow in a slowing economy. Once it was clear the economy was slowing substantially, we reduced holdings in cyclical stocks, which typically thrive when the economy is expanding, and increased positions in other consumer staples issues. Although the slow economy hampered returns of retail stocks, these stocks represented smaller positions in the Portfolio and therefore had little effect on total return.

[PIE CHART OMMITTED AS FOLLOWS]

Portfolio Composition
Short-Term Securities 9.3%
Bonds 0.4%
Common Stocks 90.3%
[END PIE CHART]


Diversification Now Key
Although stock returns for 1996 will likely lag the dramatic returns of 1995, we believe ongoing economic improvements and further interest rate declines will mean solid gains for many issues. It seems the market may be in transition, with little leadership from specific sectors. We expect, therefore, to remain well-diversified in coming months -- giving special attention to individual stock selection.

As long as the economy remains slow, without stimulus from the Federal Reserve, we will probably continue emphasizing consumer staples stocks and other "defensive" investments. Once the economy begins to strengthen, we expect to add positions in cyclical stocks and other growth-oriented issues. Throughout the year, we will likely maintain strong weightings in technology stocks, due to their outstanding potential for long-term growth.

                                     % of
Top 10 Holdings                   Net Assets
Mobil Corp.                         1.60%
Merck and Co. Inc.                  1.59%
Federal National Mtg. Assoc.        1.46%
Boeing Co.                          1.44%
AT&T Corp.                          1.42%
First Interstate Bancorp            1.42%
Chrysler Corp.                      1.42%
International Bus. Machines         1.39%
Microsoft Corp.                     1.35%
American Int'l Group Inc.           1.34%

Growth of $10,000 Investment       January 31, 1987 - December 31, 1995
[FIGURES BELOW USED TO CREATE OMMITTED WORM CHART]

LB SERIES FUND - GROWTH PORTFOLIO

Initial Investment:  $10,000
Date of Investment:   1/31/87
                          S & P 500
               Growth    w/ reinvest
 Month End      Total       TOTAL
    Date        Value       VALUE

     1/31/87     $10,000     $10,000
     2/28/87      11,121      10,392
     3/31/87      10,813      10,693
     4/30/87      10,673      10,598
     5/31/87      10,477      10,688
     6/30/87      10,949      11,229
     7/31/87      11,426      11,800
     8/31/87      11,894      12,240
     9/30/87      11,606      11,972
    10/31/87       8,576       9,393
    11/30/87       7,956       8,615
    12/31/87       8,540       9,273
     1/31/88       8,684       9,675
     2/29/88       9,211      10,107
     3/31/88       9,241       9,800
     4/30/88       9,126       9,922
     5/31/88       9,020       9,987
     6/30/88       9,382      10,453
     7/31/88       9,218      10,426
     8/31/88       8,927      10,057
     9/30/88       9,167      10,489
    10/31/88       9,216      10,793
    11/30/88       9,040      10,621
    12/31/88       9,250      10,809
     1/31/89       9,838      11,611
     2/28/89       9,652      11,303
     3/31/89       9,899      11,573
     4/30/89      10,392      12,188
     5/31/89      10,796      12,657
     6/30/89      10,610      12,595
     7/31/89      11,512      13,745
     8/31/89      11,967      13,999
     9/30/89      12,031      13,943
    10/31/89      11,424      13,631
    11/30/89      11,673      13,895
    12/31/89      11,708      14,229
     1/31/90      10,797      13,288
     2/28/90      11,047      13,435
     3/31/90      11,410      13,800
     4/30/90      11,242      13,469
     5/31/90      12,439      14,754
     6/30/90      12,531      14,666
     7/31/90      12,277      14,630
     8/31/90      11,263      13,294
     9/30/90      10,550      12,649
    10/31/90      10,528      12,609
    11/30/90      11,177      13,409
    12/31/90      11,477      13,783
     1/31/91      12,216      14,397
     2/28/91      13,115      15,401
     3/31/91      13,461      15,780
     4/30/91      13,461      15,833
     5/31/91      14,182      16,492
     6/30/91      13,463      15,745
     7/31/91      14,198      16,498
     8/31/91      14,707      16,869
     9/30/91      14,578      16,588
    10/31/91      14,905      16,832
    11/30/91      14,404      16,133
    12/31/91      16,222      17,979
     1/31/92      16,190      17,664
     2/28/92      16,344      17,871
     3/31/92      15,941      17,524
     4/30/92      16,002      18,060
     5/31/92      16,136      18,122
     6/30/92      15,775      17,856
     7/31/92      16,300      18,609
     8/31/92      15,959      18,208
     9/30/92      16,179      18,420
    10/31/92      16,596      18,506
    11/30/92      17,430      19,109
    12/31/92      17,542      19,349
     1/31/93      17,845      19,528
     2/28/93      17,797      19,773
     3/31/93      18,292      20,191
     4/30/93      17,957      19,726
     5/31/93      18,421      20,221
     6/30/93      18,438      20,287
     7/31/93      18,386      20,227
     8/31/93      19,061      20,975
     9/30/93      19,237      20,813
    10/31/93      19,407      21,265
    11/30/93      18,885      21,040
    12/31/93      19,314      21,303
     1/31/94      19,921      22,042
     2/28/94      19,382      21,423
     3/31/94      18,441      20,493
     4/30/94      18,417      20,774
     5/31/94      18,440      21,079
     6/30/94      17,812      20,563
     7/31/94      18,236      21,260
     8/31/94      19,066      22,116
     9/30/94      18,757      21,572
    10/31/94      19,022      22,075
    11/30/94      18,274      21,256
    12/31/94      18,413      21,568
     1/31/95      18,819      22,144
     2/28/95      19,560      22,990
     3/31/95      20,117      23,678
     4/30/95      20,700      24,386
     5/31/95      21,339      25,324
     6/30/95      22,273      25,914
     7/31/95      23,467      26,793
     8/31/95      23,539      26,847
     9/30/95      24,275      27,977
    10/31/95      24,342      27,896
    11/30/95      25,233      29,098
    12/31/95      25,276      29,660
Value on 12/31/95
S & P 500
$29,660

Growth Portolio
$25,276

Growth Portfolio
Annualized Total Returns*     Period Ending 12/31/95
----------------------------------------------------
Since
Inception (1/9/87)         5 Years          1 Year
----------------------------------------------------
11.48%                     17.09%           37.25%
----------------------------------------------------

[END WORM CHART]



High Yield Portfolio Review                 LB Series Fund, Inc.

[PHOTO THOMJAS N HAAG]

Thomas N. Haag, assistant vice president, is a Chartered Financial Analyst and portfolio manager for the High Yield Portfolio. He has managed the Portfolio since January 1992.

Investment Objective: To seek high current income and growth of capital by investing primarily in high-yielding ("junk") corporate bonds.

As is often the case, price gains for intermediate- and long-term maturity high-yield issues were particularly strong during the recent rally in bond prices. By emphasizing these securities, as well as issues from corporate sectors that performed well in a slowing economy, the High Yield Portfolio produced superior returns during the past year.

For the year ended December 31, 1995, the Portfolio earned a total return of 19.62%, exceeding the Portfolio's market benchmark, the Lehman Brothers High Yield Index. The Lehman Brothers High Yield Index had a total return of 19.17% over the same time.

Investment Strategies
Throughout the year the Portfolio had sizable investments in zero-coupon bonds issued by broadcasting and telecommunications firms, which suffered large losses when interest rates rose in 1994. Once interest rates fell, and broadcasting and telecommunications firms gained greater favor with investors, the prices of these issues rebounded sharply.

We also emphasized bonds issued by companies in "defensive" sectors -- including food and health care firms -- whose earnings depend less on a growing economy. Among issues added in these groups were Ralph's Super Markets, Dominicks' Finer Foods, and Tenet Health Care. We decreased positions in cyclical sectors -- such as paper, steel and chemicals -- whose earnings could be hurt as the economy slowed.

These choices, plus added attention to higher-quality bonds, helped the Portfolio enjoy greater price appreciation during the bond rally. By selecting bonds with strong yields, we helped the Portfolio provide solid yields for contract owners as interest rates fell.

[PIE CHART OMMITTED AS FOLLOWS]

Portfolio Composition
Short-Term Securities 5.6%
Common Stocks & Stock Warrants 4.4%
Bonds 79.4%
Preferred Stocks 10.6%
[END PIE CHART]

Adjusting to a Slower Economy
We expect to use a similar investment approach in the months ahead, as the economic growth continues to slow. We may even increase positions in high-yield bonds with stronger credit quality, as well as bonds from firms in "defensive" sectors. While we don't expect a recession, we believe investors may still be concerned about the earnings of companies in cyclical groups.

We've now taken profits in some deferred-interest bonds, cutting the Portfolio's weighting from 20% to 16%. We believe, however, the Portfolio can still benefit from their strong yields. We believe the prices of these and other high-yield issues should respond particularly well to any further declines in interest rates as investors look for additional ways to enhance their returns.


Moody's Bond Quality Rating Distribution
Baa                                      0.29%
Ba                                      12.99%
B                                       59.62%
Below B                                 18.29%
Not Rated                                 8.90
            0%    20%     40%    60%
[END BAR CHART]

[FIGURES BELOW USED TO CREATE OMMITTED WORM CHART]
LB SERIES FUND - HIGH YIELD PORTFOLIO

Initial Investment:  $10,000
Date of Investment:  11/30/87
                            Lehman High
               Series HYLD  Yield Index
  Month End       Total        TOTAL
     Date         Value        VALUE


      11/30/87     $10,000      $10,000
      12/31/87      10,194       10,241
       1/31/88      10,612       10,583
       2/29/88      11,036       10,926
       3/31/88      10,885       10,812
       4/30/88      10,885       10,894
       5/31/88      10,869       10,911
       6/30/88      11,120       11,070
       7/31/88      11,177       11,143
       8/31/88      11,172       11,126
       9/30/88      11,283       11,267
      10/31/88      11,407       11,403
      11/30/88      11,395       11,470
      12/31/88      11,553       11,524
       1/31/89      11,823       11,727
       2/28/89      11,903       11,753
       3/31/89      11,822       11,661
       4/30/89      11,762       11,710
       5/31/89      12,079       11,937
       6/30/89      12,403       12,085
       7/31/89      12,379       12,070
       8/31/89      12,489       12,111
       9/30/89      12,266       11,907
      10/31/89      11,937       11,625
      11/30/89      11,971       11,602
      12/31/89      11,914       11,620
       1/31/90      11,685       11,370
       2/28/90      11,473       11,136
       3/31/90      11,567       11,428
       4/30/90      11,577       11,409
       5/31/90      11,941       11,629
       6/30/90      12,116       11,910
       7/31/90      12,325       12,231
       8/31/90      11,935       11,535
       9/30/90      11,464       10,693
      10/31/90      11,111       10,131
      11/30/90      11,301       10,447
      12/31/90      11,471       10,506
       1/31/91      11,589       10,795
       2/28/91      12,354       11,976
       3/31/91      12,893       12,681
       4/30/91      13,331       13,201
       5/31/91      13,479       13,225
       6/30/91      13,842       13,616
       7/31/91      14,209       14,052
       8/31/91      14,438       14,375
       9/30/91      14,677       14,575
      10/31/91      15,200       15,062
      11/30/91      15,432       15,140
      12/31/91      15,523       15,358
       1/31/92      16,162       15,899
       2/28/92      16,614       16,291
       3/31/92      16,903       16,493
       4/30/92      17,055       16,556
       5/31/92      17,346       16,789
       6/30/92      17,448       16,947
       7/31/92      17,804       17,203
       8/31/92      18,063       17,429
       9/30/92      18,275       17,606
      10/31/92      17,915       17,358
      11/30/92      18,247       17,577
      12/31/92      18,640       17,777
       1/31/93      19,391       18,295
       2/28/93      19,706       18,616
       3/31/93      20,132       18,857
       4/30/93      20,253       19,021
       5/31/93      20,613       19,247
       6/30/93      21,312       19,651
       7/31/93      21,523       19,842
       8/31/93      21,696       20,009
       9/30/93      21,696       20,061
      10/31/93      22,434       20,466
      11/30/93      22,525       20,564
      12/31/93      22,911       20,819
       1/31/94      23,619       21,271
       2/28/94      23,534       21,215
       3/31/94      22,641       20,414
       4/29/94      22,349       20,275
       5/31/94      22,463       20,285
       6/30/94      22,558       20,348
       7/31/94      22,393       20,521
       8/31/94      22,567       20,666
       9/30/94      22,450       20,668
      10/31/94      22,515       20,718
      11/30/94      22,033       20,457
      12/31/94      21,904       20,608
       1/31/95      21,975       20,889
       2/28/95      22,833       21,605
       3/31/95      23,060       21,838
       4/30/95      23,627       22,393
       5/31/95      24,131       23,020
       6/30/95      24,248       23,174
       7/31/95      25,017       23,466
       8/31/95      25,124       23,539
       9/30/95      25,362       23,829
      10/31/95      25,481       23,976
      11/30/95      25,778       24,187
      12/31/95      26,197       24,567
Value on 12/31/95
High Yield Portfolio
$26,197

Lehman High Yield
Indes $24,567

Growth of $10,000 Investment      November 30, 1987 - December 31, 1995
High Yield Portfolio
Annualized Total Returns*      Period Ending 12/31/95
-----------------------------------------------------
Since
Inception (11/2/87)         5 Years         1 Year
-----------------------------------------------------
12.92%                      17.95%          19.62%
-----------------------------------------------------

[END WORM CHART]

Income Portfolio Review                        LB Series Fund, Inc.

[PHOTO CHARLES E. HEEREN]

Charles E. Heeren, vice president, is a Chartered Financial Analyst and portfolio manager for the Income Portfolio. He has managed the Portfolio since its inception in January 1987.

Investment Objective: To seek a high level of income while preserving principal by investing primarily in intermediate- and long-term bonds.

As bond prices rose in the past year, the prices of longer-term issues and corporate bonds did especially well. With large investments in these securities, the Income Portfolio earned a strong return for contract owners -
- a return that outpaced its market benchmark. For the year ended December 31, 1995, the Portfolio had a total return of 19.36%. Over the same time, the Lehman Aggregate Bond Index returned 18.47%.

Boosting Price Gains and Yield
As the year began, we were using a "barbelled" maturity structure that balanced asset-backed securities maturing in one to three years on one end of the barbell, with corporate and government bonds maturing in 30 years at the other end. This raised the Portfolio's potential for income and capital gains, without increasing the price volatility of its shares. After yield spreads for long- and short-term issues narrowed, we added issues with intermediate-term maturities. These investments provided the Portfolio with increased income and capital gains as interest rates fell.

As falling rates caused homeowners to prepay their mortgages, we traded mortgage-backed securities for additional holdings in corporate and government bonds. Most of the bonds we bought could not be redeemed early by their issuers -- making them especially attractive to investors as interest rates declined. Besides producing stronger price gains, these issues also enhanced the yield portion of the Portfolio's total return.

We started the year focusing on corporate bonds from "defensive" industries -
- such as food, health care and utilities -- whose earnings are generally more stable when the economy slows. As the economy seemed headed for a "soft landing," we added issues from cyclical sectors that could benefit from a strengthening economy.

[PIE CHART OMMITTED AS FOLLOWS]

Portfolio Composition
Short-term Securities 3.9%
Corporate Bonds 49.5%
U.S. Government 39.3%
Foreign Government Bonds 7.3%
[END PIE CHART]

Adding Diversification
We remain underweighted in bonds from cyclical industries and have diversified into sectors such as energy, defense, insurance and telephone utilities. Although we don't expect a recession, we believe the economy is too slow to add investments in cyclical firms. Once the economy improves, and stronger supplies of corporate bonds improve their yields, we would likely increase the Portfolio's weighting in corporate issues.

Because interest rates should remain low, inviting further mortgage prepayments, we've again reduced holdings in mortgage-backed securities. Believing most of the rally in bond prices is probably behind us, we've also shortened the average maturity of the Portfolio's investments. This should buffer the Portfolio against any temporary reversal in rates and prices, since shorter-term maturities tend to be less sensitive to interest rate changes. If prices do correct, we would likely lengthen the average maturity once again in order to maximize the Portfolio's yield.

[BAR CHART OMMITTED AS FOLLOWS]
Moody's Bond Quality Rating Distribution

US Govt
& Agency                                  41.59%
Aaa                                       14.77%
A                                          11.84
Baa                                        6.55%
Ba                                        6.26%
B                                          2.16%
            0%    20%    40%    60%
[END BAR CHART]


[FIGURES BELOW USED TO CREATE OMMITTED WORM CHART]
LB SERIES FUND - INCOME PORTFOLIO

Initial Investment:   $10,000
Date of Investment:   1/31/87
                           Lehman Aggregate
            Series Income     Bond Index
 Month End      Total           TOTAL
    Date        Value           VALUE

     1/31/87      $10,000           $10,000
     2/28/87       10,130            10,069
     3/31/87       10,064            10,024
     4/30/87        9,618             9,749
     5/31/87        9,535             9,711
     6/30/87        9,679             9,845
     7/31/87        9,623             9,837
     8/31/87        9,575             9,785
     9/30/87        9,322             9,577
    10/31/87        9,542             9,918
    11/30/87        9,673             9,997
    12/31/87        9,828            10,133
     1/31/88       10,193            10,489
     2/29/88       10,320            10,614
     3/31/88       10,153            10,515
     4/30/88       10,068            10,458
     5/31/88        9,973            10,388
     6/30/88       10,207            10,638
     7/31/88       10,152            10,582
     8/31/88       10,173            10,609
     9/30/88       10,449            10,850
    10/31/88       10,683            11,054
    11/30/88       10,554            10,919
    12/31/88       10,621            10,931
     1/31/89       10,782            11,089
     2/28/89       10,628            11,009
     3/31/89       10,689            11,056
     4/30/89       10,897            11,287
     5/31/89       11,133            11,584
     6/30/89       11,485            11,936
     7/31/89       11,683            12,190
     8/31/89       11,577            12,010
     9/30/89       11,590            12,071
    10/31/89       11,761            12,368
    11/30/89       11,890            12,486
    12/31/89       11,920            12,519
     1/31/90       11,796            12,370
     2/28/90       11,835            12,410
     3/31/90       11,874            12,419
     4/30/90       11,721            12,304
     5/31/90       12,079            12,669
     6/30/90       12,265            12,873
     7/31/90       12,415            13,050
     8/31/90       12,214            12,875
     9/30/90       12,137            12,982
    10/31/90       12,252            13,147
    11/30/90       12,539            13,430
    12/31/90       12,744            13,639
     1/31/91       12,912            13,808
     2/28/91       13,205            13,926
     3/31/91       13,365            14,022
     4/30/91       13,556            14,173
     5/31/91       13,713            14,255
     6/30/91       13,734            14,248
     7/31/91       13,914            14,446
     8/31/91       14,234            14,758
     9/30/91       14,542            15,058
    10/31/91       14,700            15,225
    11/30/91       14,802            15,365
    12/31/91       15,262            15,822
     1/31/92       15,206            15,606
     2/28/92       15,306            15,708
     3/31/92       15,316            15,620
     4/30/92       15,368            15,732
     5/31/92       15,663            16,030
     6/30/92       15,880            16,251
     7/31/92       16,249            16,582
     8/31/92       16,410            16,750
     9/30/92       16,605            16,949
    10/31/92       16,337            16,724
    11/30/92       16,401            16,727
    12/31/92       16,670            16,993
     1/31/93       17,016            17,319
     2/28/93       17,374            17,622
     3/31/93       17,476            17,696
     4/30/93       17,605            17,820
     5/31/93       17,637            17,844
     6/30/93       18,000            18,167
     7/31/93       18,161            18,270
     8/31/93       18,488            18,590
     9/30/93       18,545            18,640
    10/31/93       18,710            18,709
    11/30/93       18,510            18,550
    12/31/93       18,614            18,650
     1/31/94       18,889            18,902
     2/28/94       18,480            18,573
     3/31/94       17,872            18,114
     4/29/94       17,681            17,969
     5/31/94       17,714            17,968
     6/30/94       17,584            17,928
     7/31/94       17,964            18,285
     8/31/94       18,009            18,307
     9/30/94       17,693            18,038
    10/31/94       17,627            18,021
    11/30/94       17,632            17,982
    12/31/94       17,743            18,106
     1/31/95       18,064            18,464
     2/28/95       18,478            18,904
     3/31/95       18,582            19,019
     4/30/95       18,900            19,285
     5/31/95       19,719            20,032
     6/30/95       19,881            20,178
     7/31/95       19,766            20,133
     8/31/95       20,015            20,377
     9/30/95       20,207            20,575
    10/31/95       20,519            20,842
    11/30/95       20,838            21,155
    12/31/95       21,176            21,451

Value on 12/31/95
Lehman Aggregate
Bond Index
$21,451

Income Portfolio
$21,176
Growth of $10,000 Investment       January 31, 1987 - December 31, 1995

Income Portfolio
Annualized Total Returns*             Period Ending 12/31/95
------------------------------------------------------------
Since
Inception (1/9/87)            5 Years            1 Year
------------------------------------------------------------
8.88%                         10.68%             19.36%
------------------------------------------------------------

[END WORM CHART]

Money Market Portfolio Review                   LB Series Fund, Inc.

[PHOTO GAIL R. ONAN]

Gail R. Onan is portfolio manager for the Money Market Portfolio. She has managed the Portfolio since January 1994.

Investment Objective: To seek current income with stability of principal by investing in high-quality, short-term debt securities.**
The money market experienced a year of transition in the year ended December 31, 1995. During that time the Federal Reserve Board's Open Market Committee raised the overnight Fed Funds rate by 0.5% to slow the economy, and then lowered the rate by the same amount to get the economy moving again.

As these changes occurred, we adapted the maturities and investment mix of the Money Market Portfolio to make the most of available yields. This helped the Portfolio earn a total return of 5.71% for the year.

Addressing Changes in Interest Rates
As the Portfolio's assets grew from $42 million to $66 million, we maximized income for contract owners in several ways. While short-term rates rose early in 1995, we focused on instruments with shorter maturities so we could invest more quickly in the advancing yields. After the Fed raised short-term rates in February, and it looked like the economy would be slowing, we added investments in longer-term instruments so we could lock up the stronger yields that were then available.

As the economy slowed, investors began to look for the Fed to cut short-term rates to prevent a recession. This caused a narrowing in the spread between yields for short- and long-term instruments -- which discouraged us from further lengthening of the Portfolio's investments. Except for adding longer maturities in November and December, when short-term rates ticked upward briefly, we kept the Portfolio's average maturity near 40 to 45 days for the balance of the year. As always, we staggered the dates on which investments matured to have more flexibility in addressing new directions for short-term rates.

[PIE CHART OMMITTED AS FOLLOWS]

Portfolio Composition
Variable Rate Notes 3.7%
Banker's Acceptances 5.8%
Commercial Paper 90.5%
[END PIE CHART]

We further enhanced the Portfolio's income by selecting investments that were available in strong supply with attractive yields. This drew us largely to investments in commercial paper -- especially irrevocable letters of credit issued by banks.

Future Strategies
If the economy slows further in the first part of 1996, there may be additional declines in short-term rates. To keep the Portfolio's yield as strong as possible, we will probably add investments with longer maturities where we see strong supplies and attractive yields. We do not expect to lengthen maturities substantially, however, believing the money market has already accounted for additional declines in rates. As the economy improves later in the year, short-term rates should stabilize and start to rise. At that point, we would probably shorten maturities again, to make the most of any increases in yields.


Annualized Total Returns*
Period Ending 12/31/95
  Since
Inception
(1/9/87)           5 Years        1 Year
  5.83%             4.39%          5.71%

Footnotes

  *Annualized total returns for the Portfolio reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding for the periods indicated. These returns have not been adjusted for charges associated with the variable life insurance and variable annuity contracts that invest in the portfolios. (For additional information on the charges, costs and benefits associated with the contracts, refer to the contract prospectus or contact your LB representative.) Since performance varies, the annualized total returns, which assume a steady rate of growth, differ from the Portfolios' actual total returns for the years indicated. All returns represent past performance. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

 **Investments in the Money Market Portfolio are neither guaranteed nor insured by the U.S. Government and there is no assurance that the Portfolio will maintain a stable net asset value.

This report must be preceded or accompanied by a prospectus.


                                         3100 Multifoods Tower
                                         33 South Sixth Street
                                         Minneapolis, MN 55402-3795

Price Waterhouse LLP


                 Report of Independent Accountants

To Lutheran Brotherhood and Contract Owners of
   LB Variable Insurance Account I

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of LB Variable Insurance Account I and the Growth, High Yield, Income and Money Market subaccounts thereof at December 31, 1995, the results of each of their operations for the year then ended and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Lutheran Brotherhood's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


[GRAPHIC OMITTED: PRICE WATERHOUSE SIGNATURE LOGO]



February 5, 1996





LB Variable Insurance Account I
Statement of Assets and Liabilities

December 31, 1995


                                                                                   Subaccounts
                                                             ----------------------------------------------------------
                                                                               High                           Money
                                                               Growth         Yield           Income          Market
                                                             ------------  ------------    ------------    ------------
ASSETS:
Investments in LB Series Fund, Inc. --
  Growth Portfolio, 437,501 shares at net asset value
    of $18.27 per share (cost $6,788,951)                       $7,994,865
  High Yield Portfolio, 412,625 shares at net asset value
    of $9.94 per share (cost $3,999,938)                                        $4,100,721
  Income Portfolio, 179,418 shares at net asset value
    of $10.08 per share (cost $1,707,581)                                                      $1,808,217
  Money Market Portfolio, 571,419 shares at net asset value
    of $1.00 per share (cost $571,419)                                                                           $571,419
                                                              ------------     ------------  ------------    ------------
                                                                 7,994,865        4,100,721     1,808,217         571,419
Receivable from LB for units issued                                 84,510           89,968        40,627          17,692
Dividends receivable from LB Series Fund, Inc.                          --            1,794           604             169
                                                              ------------    -------------  ------------    ------------
    Total assets                                                 8,079,375        4,192,483     1,849,448         589,280
                                                              ------------    -------------  ------------    ------------

LIABILITIES:
Payable to LB for mortality and expense risk charge                  3,869            1,999           878             221
                                                              ------------   --------------   -----------    ------------
NET ASSETS                                                      $8,075,506       $4,190,484    $1,848,570        $589,059
                                                              ============   ==============   ===========    ============
Number of units outstanding                                        312,505          167,426        89,495         371,052
                                                              ============   ==============   ===========    ============
Unit value (net assets divided by units outstanding)                $25.84           $25.03        $20.66           $1.59
                                                                   =======          =======        ======          ======




Statement of Operations
Year Ended December 31, 1995

                                                                                    Subaccounts
                                                             ------------------------------------------------------------
                                                                                    High                         Money
                                                                Growth              Yield           Income       Market
                                                             ------------        ----------       ----------   ----------
                                                                 >
INVESTMENT INCOME:
Dividend income                                                   $75,689          $252,452          $76,635      $16,639
Mortality and expense risk charge                                 (27,308)          (15,420)          (6,827)      (1,803)
                                                               ----------        ----------       ----------   ----------
  Net investment income                                            48,381           237,032           69,808       14,836
                                                               ----------        ----------       ----------   ----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments                             7,313            (3,817)           1,856           --
Net change in unrealized appreciation or  depreciation
  of investments                                                1,229,120           186,134          118,716           --
                                                               ----------        ----------       ----------   ----------
Net gain on investments                                         1,236,433           182,317          120,572           --
                                                               ----------        ----------       ----------   ----------
    Net increase in net assets resulting from operations       $1,284,814          $419,349         $190,380      $14,836
                                                               ==========        ==========       ==========   ==========


The accompanying notes are an integral part of the financial statements.




LB Variable Insurance Account I
Statement of Changes in Net Assets
Years Ended December 31, 1995 and 1994
                                                                      Growth                      High Yield
                                                                     Subaccount                   Subaccount
                                                           ------------   ------------   ------------   ------------
                                                                   1995       1994 (a)           1995       1994 (a)
                                                           ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                           $48,381        $11,307       $237,032        $50,751
Net realized gain (loss) on investments                           7,313              9         (3,817)          (975)
Net change in unrealized appreciation
  or depreciation of investments                              1,229,120        (23,206)       186,134        (85,351)
                                                           ------------   ------------   ------------   ------------
   Net change in net assets resulting from operations         1,284,814        (11,890)       419,349        (35,575)
                                                           ------------   ------------   ------------   ------------
UNIT TRANSACTIONS --
Proceeds from units issued                                    5,428,622      2,216,718      2,732,537      1,474,510
Net asset value of units redeemed                              (743,368)      (154,650)      (382,437)      (100,148)
Transfers from other subaccounts                                239,667         60,225        136,886         80,118
Transfers to other subaccounts                                 (193,078)       (51,554)      (114,919)       (19,837)
                                                           ------------   ------------   ------------   ------------
    Net increase in net assets from unit transactions         4,731,843      2,070,739      2,372,067      1,434,643
                                                           ------------   ------------   ------------   ------------
    Net increase in net assets                                6,016,657      2,058,849      2,791,416      1,399,068
NET ASSETS:
Beginning of period                                           2,058,849             --      1,399,068             --
                                                           ------------   ------------   ------------   ------------
End of period                                                $8,075,506     $2,058,849     $4,190,484     $1,399,068
                                                           ============   ============   ============   ============

                                                                      Income                      MoneyMarket
                                                                     Subaccount                    Subaccount
                                                           ------------   ------------   ------------   ------------
                                                                   1995       1994 (a)           1995       1994 (a)
                                                           ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                           $69,808        $15,608        $14,836         $3,930
Net realized gain (loss) on investments                           1,856        (726.00)            --             --
Net change in unrealized appreciation
  or depreciation of investments                                118,716        (18,080)            --             --
                                                           ------------   ------------   ------------   ------------
    Net change in net assets resulting from operations          190,380         (3,198)        14,836          3,930
                                                           ------------   ------------   ------------   ------------
UNIT TRANSACTIONS --
Proceeds from units issued                                    1,190,429        637,182        544,249        328,384
Net asset value of units redeemed                              (134,632)       (41,215)      (140,152)       (15,056)
Transfers from other subaccounts                                 55,835         20,101        118,063         18,834
Transfers to other subaccounts                                  (56,632)        (9,680)      (185,822)       (98,207)
                                                           ------------   ------------   ------------   ------------
    Net increase in net assets from unit transactions         1,055,000        606,388        336,338        233,955
                                                           ------------   ------------   ------------   ------------
    Net increase in net assets                                1,245,380        603,190        351,174        237,885
NET ASSETS:
Beginning of period                                             603,190             --        237,885             --
                                                           ------------   ------------   ------------   ------------
End of period                                                $1,848,570       $603,190       $589,059       $237,885
                                                           ============   ============   ============   ============

(a) For the period from February 3, 1994 (inception) through December 31, 1994.



            LB Variable Insurance Account I
            Notes to Financial Statements
                 December 31, 1995


(1) ORGANIZATION

The LB Variable Insurance Account I (the Variable Account), a unit investment trust registered under the Investment Company Act of 1940, was established as a separate account of Lutheran Brotherhood (LB) in 1993, pursuant to the laws of the State of Minnesota. LB offers financial services to Lutherans and is a fraternal benefit society owned by and operated for its members. The Variable Account contains four subaccounts -- Growth, High Yield, Income and Money Market -- each of which invests only in a corresponding portfolio of the LB Series Fund, Inc. (the Fund). The Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.
The Variable Account is used to support only flexible premium variable life ("Variable Universal Life") insurance contracts issued by LB. Under applicable insurance law, the assets and liabilities of the Variable
Account are clearly identified and distinguished from the other assets and liabilities of LB. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by LB.


(2) SIGNIFICANT ACCOUNTING POLICIES

Investments
The investments in shares of the Fund are stated at the net asset value of the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes
LB qualifies as a tax-exempt organization under the Internal Revenue
Code. Currently, no tax liability is charged to the operations of the Variable Account by LB. Accordingly, no provision for income taxes has been made against the Variable Account.


(3) RELATED PARTY TRANSACTIONS

Proceeds received by the Variable Account from units issued represent gross contract premiums received by LB less deductions for sales distribution expenses of 5% of the gross contract premium. Total deductions from gross contract premiums received were $533,942 in 1995 and $248,635 for the period from February 3, 1994 through December 31, 1994.

A monthly charge is deducted from the cash value of the contract by LB for the cost of insurance, insurance administration of the contract and the cost of any optional benefits added by riders. This charge is deducted by redeeming units of the subaccounts of the Variable Account.
Total monthly charges were $1,125,601 in 1995 and $286,169 for the period from February 3, 1994 through December 31, 1994.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate LB for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 0.6% of the average daily net assets of the Variable Account.
Mortality and expense risk charges were $51,358 in 1995 and $9,703 for the period from February 3, 1994 through December 31, 1994.

A deferred charge is deducted from the cash value of the contract to compensate LB for certain selling and administrative expenses if: (1) within the first ten years a contract is in force, it is surrendered or lapses, or (2) a contract owner requests a decrease in the face amount either within the first ten years a contract is in force, or within ten years after a requested increase in face amount. The deferred charge remains at a level amount during the first five years of the applicable ten year period, and then is reduced on a monthly basis by equal amounts until the deferred charge is zero after ten years. This charge is deducted by redeeming units of the subaccounts of the Variable Account.
Deferred charges were $42,255 in 1995 and $1,836 for the period from February 3, 1994 through December 31, 1994.


(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:
                                               Subaccounts
                      ----------------------------------------------------
                                    High                       Money
                       Growth       Yield      Income          Market
                      ---------  ----------   ----------     ----------
Units outstanding at
February 3, 1994
(inception)                  --          --           --            --
Units issued            126,320      76,037       41,033        234,842
Units redeemed          (17,592)      (9,570)      (6,379)       (77,378)
                       --------    --------     --------       --------
Units outstanding at
December 31, 1994       108,728      66,467       34,654        157,464
Units issued            261,626     131,571       67,801        418,907
Units redeemed          (57,849)     (30,612)     (12,960)      (205,319)
                       --------    --------     --------       --------
Units outstanding at
December 31, 1995       312,505     167,426       89,495        371,052
                       ========    ========     ========       ========


 (5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the LB Series Fund, Inc. were as follows:

                                             Subaccounts
                          ------------------------------------------------
                                         High                     Money
                            Growth       Yield      Income         Market
                          ----------   ----------  ----------   ----------
For the period from
February 3, 1994 through
December 31, 1994
Purchases                 $2,098,790   $1,503,247  $  653,501     $354,905
Sales                         28,556       28,466      39,501      123,379
For the year ended
December 31, 1995
Purchases                  4,874,246    2,649,530   1,152,085      593,510
Sales                        162,190      119,152      59,115      253,617


3100 Multifoods Tower
33 South Sixth Street
Minneapolis, MN 55402-3795

[LOGO OMMITTED]

Price Waterhouse LLP


Report of Independent Accountants

To the Shareholders and
Board of Directors of
LB Series Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Portfolios (Growth, High Yield, Income, and Money Market) comprising the LB Series Fund, Inc. (hereafter referred to as the "Fund") at December
31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP


February 2, 1996


                      LB Series Fund, Inc.
                        Growth Portfolio
                    Portfolio of Investments
                        December 31, 1995


    Shares                                             Value
  ----------                                        -----------
                 COMMON STOCKS - 90.3% (a)
                 Aerospace - 2.1%
      215,400    Boeing Co.                          $16,881,975
       71,600    Litton Industries, Inc.               3,186,200 (b)
       46,000    McDonnell Douglas Corp.               4,232,000
                                                  --------------
                                                      24,300,175
                                                  --------------
                 Airlines - 1.0%
       30,000    AMR Corp.                             2,227,500 (b)
       14,300    Continental Airlines
                 Holding, Inc., Class B                  622,050 (b)
      120,000    Delta Air Lines, Inc.                 8,865,000
                                                  --------------
                                                      11,714,550
                                                  --------------
                 Automotive - 2.9%
      300,000    Chrysler Corp.                       16,612,500
      273,400    General Motors Corp.                 14,456,025
      130,400    Lear Seating Corp.                    3,781,600 (b)
                                                  --------------
                                                      34,850,125
                                                  --------------
                 Bank & Finance - 11.9%
      169,750    American International
                 Group, Inc.                          15,701,875
       51,400    Amerin Corp.                          1,374,950 (b)
      216,300    Banc One Corp.                        8,165,325
       76,600    Bankers Trust NY Corp.                5,093,900
       61,200    Crestar Financial Corp.               3,618,450 (c)
       52,800    Donaldson, Lufkin &
                 Jenrette, Inc.                        1,650,000 (b)
       80,000    Federal Home Loan
                 Mortgage Corp.                        6,680,000
      137,600    Federal National
                 Mortgage Association                 17,079,600
      122,000    First Interstate Bancorp.            16,653,000
       63,500    General Re Corp.                      9,842,500
      196,700    Great Western
                 Financial Corp.                       5,015,850 (c)
      151,800    ITT Hartford Group, Inc.              7,343,325 (b)
      116,700    Mellon Bank Corp.                     6,272,625
      116,700    Morgan Stanley Group, Inc.            9,408,937
      173,800    Morgan (J.P.) and Co., Inc.          13,947,450
      113,500    PNC Bank Corp.                        3,660,375
       95,600    Southern National Corp.               2,509,500
       90,000    UJB Financial Corp.                   3,217,500
       17,800    Wells Fargo & Co.                     3,844,800
                                                  --------------
                                                     141,079,962
                                                  --------------
                 Broadcasting - 3.6%
       90,000    Capital Cities/ABC, Inc.             11,103,750 (c)
      156,100    Infinity Broadcasting
                 Corp., Class A                        5,814,725
       98,200    News Corp. Ltd.                       2,099,025
      121,600    NYNEX CableComms
                 Group                                 2,112,800 (b)
      518,000    Tele-Communications, Inc.,
                 TCI Group, Series A                  10,295,250
      175,000    Tele-Communications, Inc.,
                 Liberty Media Group,
                 Series A                              4,703,125
      143,100    Viacom, Inc., Class B                 6,779,363 (b)
                                                  --------------
                                                      42,908,038
                                                  --------------
                 Chemicals - 1.3%
      223,300    Air Products & Chemicals, Inc.       11,779,075
       98,800    Praxair, Inc.                         3,322,150
                                                  --------------
                                                      15,101,225
                                                  --------------
                 Computer Software - 6.3%
       86,600    Acclaim Entertainment, Inc.           1,071,675 (b)
      116,800    Adobe Systems, Inc.                   7,241,600
      100,600    Autodesk, Inc.                        3,445,550
       91,400    BBN Corp.                             3,758,825 (b)
       93,200    BMC Software, Inc.                    3,984,300 (b)
      136,300    Cadence Design Systems, Inc.          5,724,600 (b,c)
       76,000    Cheyenne Software, Inc.               1,985,500 (b)
      110,400    Computer Associates
                 International, Inc.                   6,279,000
       58,700    FTP Software, Inc.                    1,702,300 (b)
      118,200    Intersolv, Inc.                       1,521,825 (b)
      180,000    Microsoft Corp.                      15,795,000 (b)
      288,400    Oracle Systems Corp.                 12,220,950 (b)
       74,200    Softkey International, Inc.           1,715,875 (b)
       90,000    Spectrum HoloByte, Inc.                 585,000 (b)
      120,300    Sybase, Inc.                          4,330,800 (b)
      144,500    Symantec Corp.                        3,359,625 (b)
                                                  --------------
                                                      74,722,425
                                                  --------------
                 Computers & Office
                 Equipment - 6.9%
       24,700    Apple Computer                          787,312
      164,850    Bay Networks, Inc.                    6,779,456 (b)
       68,300    Cabletron Systems, Inc.               5,532,300 (b)
      123,600    Cisco Systems, Inc.                   9,223,650 (b)
      202,400    Compaq Computer Corp.                 9,715,200 (b)
       26,000    DataWorks Corp.                         328,250 (b)
       97,400    Digital Equipment Corp.               6,245,775 (b)
       33,100    FORE Systems, Inc.                    1,969,450 (b)
       93,800    Hewlett Packard Co.                   7,855,750
      177,600    International Business
                 Machines                             16,294,800
      126,600    Silicon Graphics, Inc.                3,481,500 (b)
      100,000    Xerox Corp.                          13,700,000
                                                  --------------
                                                      81,913,443
                                                  --------------
                 Conglomerates - 1.6%
      117,800    Allied Signal, Inc.                   5,595,500
      120,000    ITT Corp.                             6,360,000 (b)
      120,000    ITT Industries, Inc.                  2,880,000 (b)
      201,100    U.S. Industries, Inc.                 3,695,212 (b)
                                                  --------------
                                                      18,530,712
                                                  --------------
                 Construction &
                 Home Building - 0.8%
       49,800    Centex Corp.                          1,730,550
       58,400    Fleetwood Enterprises, Inc.           1,503,800
      160,300    Foster Wheeler Corp.                  6,812,750 (c)
                                                  --------------
                                                      10,047,100
                                                  --------------
                 Drugs & Health Care - 7.9%
      190,000    Abbott Laboratories                   7,932,500
      168,000    Amgen, Inc.                           9,975,000 (b)
      168,000    Becton Dickinson & Co.               12,600,000
       73,600    Biogen, Inc.                          4,526,400 (b,c)
       83,700    Circon Corp.                          1,694,925 (b)
       90,000    Elan Corp., PLC ADS                   4,376,250 (b)
       73,200    Eli Lilly & Co.                       4,117,500
      127,000    Genzyme Corp.                         7,921,625 (b)
      283,000    Merck & Co., Inc.                    18,607,250
      200,000    Smithkline Beecham plc               11,100,000
       83,300    St. Jude Medical, Inc.                3,581,900 (b)
       63,200    Ventritex, Inc.                       1,098,100 (b)
       63,500    Warner-Lambert Co.                    6,167,437 (c)
                                                  --------------
                                                      93,698,887
                                                  --------------
                 Electric Utilities - 1.2%
       80,000    Central & South West Corp.            2,230,000
      200,000    Houston Industries, Inc.              4,850,000
      307,500    Southern Co.                          7,572,187
                                                  --------------
                                                      14,652,187
                                                  --------------
                 Electrical Equipment - 1.5%
      165,800    General Electric Co.                 11,937,600
       98,500    Whirlpool Corp.                       5,245,125
                                                  --------------
                                                      17,182,725
                                                  --------------
                 Electronics - 4.8%
      150,000    Adaptec, Inc.                         6,150,000 (b)
      143,700    Analog Devices, Inc.                  5,083,388 (b)
      113,500    AVX Corp.                             3,007,750
        8,100    Integrated Device
                 Technology, Inc.                        104,287 (b,c)
      100,000    Integrated Silicon Solution           1,673,438 (b)
      250,000    Intel Corp.                          14,187,500
      147,900    KLA Instruments Corp.                 3,854,644 (b,c)
      162,900    Motorola, Inc.                        9,285,300
       59,000    Novellus Systems, Inc.                3,186,000 (b)
       49,200    S3, Inc.                                867,150 (b)
       10,000    SDL, Inc.                               240,000 (b)
      101,500    SGS-Thomson
                 Microelectronics N.V.                 4,085,375 (b)
       64,600    Silicon Valley Group, Inc.            1,631,150 (b)
       75,800    Texas Instruments, Inc.               3,922,650
                                                  --------------
                                                      57,278,632
                                                  --------------
                 Food & Beverage - 3.1%
       81,000    ConAgra, Inc.                         3,341,250
      100,000    CPC International, Inc.               6,862,500
      144,700    Heinz (H.J.) Co.                      4,793,188
       34,400    Panamerican Beverages, Inc.,
                 Class A                               1,100,800
      126,900    PepsiCo, Inc.                         7,090,538
       80,000    Salomon, Inc., (Snapple, Inc.,
                 Equity-Linked Security)               1,210,000
      375,000    Sara Lee Corp.                       11,953,125 (b,c)
                                                  --------------
                                                      36,351,401
                                                  --------------
                 Healthcare
                 Management - 1.6%
       66,500    Coventry Corp.                        1,371,563 (b)
      119,000    OrNda Health Corp.                    2,766,750 (b)
      222,900    United Healthcare Corp.              14,599,950
                                                  --------------
                                                      18,738,263
                                                  --------------
                 Household Products - 3.1%
      115,400    Colgate Palmolive Co.                 8,106,850
      282,500    Gillette Co.                         14,725,312
      163,500    Procter & Gamble                     13,570,500
                                                  --------------
                                                      36,402,662
                                                  --------------
                 Leisure &
                 Entertainment - 1.9%
      148,400    Disney (Walt) Co.                     8,755,600
       21,600    Hollywood
                 Entertainment Corp.                     180,900 (b)
      208,700    La Quinta Inns, Inc.                  5,713,162
       27,400    Movie Gallery, Inc.                     835,700 (b)
      145,400    Time Warner, Inc.                     5,507,025
                                                  --------------
                                                      20,992,387
                                                  --------------
                 Machinery &
                 Equipment - 2.3%
      161,800    Case Corp.                            7,402,350
      202,900    Deere & Co.                           7,152,225
      174,600    Harnischfeger Industries, Inc.        5,805,450
      207,500    Ingersoll-Rand Co.                    7,288,437 (c)
                                                  --------------
                                                      27,648,462
                                                  --------------
                 Mining & Metals - 1.9%
       45,200    Cronos Group                            531,100 (b)
      115,100    Inland Steel Industries, Inc.         2,891,888 (c)
      237,600    Phelps Dodge Corp.                   14,790,600
       81,200    Reynolds Metals Co.                   4,597,950
                                                  --------------
                                                      22,811,538
                                                  --------------
                 Oil & Oil Service - 5.8%
      212,000    Amoco Corp.                          15,237,500
      137,600    Baker Hughes, Inc.                    3,354,000
      142,000    Burlington Resources, Inc.            5,573,500 (c)
      138,300    Chevron Corp.                         7,260,750
      122,400    Enron Corp.                           4,666,500
      115,600    Enron Oil & Gas Co.                   2,774,400
      146,700    Halliburton Co.                       7,426,687
      167,900    Mobil Corp.                          18,804,800 (c)
       64,000    Western Atlas, Inc.                   3,232,000 (b)
                                                  --------------
                                                      68,330,137
                                                  --------------
                 Paper & Forest
                 Products - 1.7%
       76,400    Boise Cascade Corp.                   2,645,350
      253,000    International Paper Co.               9,582,375
      182,100    Weyerhaeuser Co.                      7,875,825
                                                  --------------
                                                      20,103,550
                                                  --------------
                 Pollution Control - 0.4%
      175,400    WMX Technologies, Inc.                5,240,075 (b)
                                                  --------------
                 Railroads - 1.4%
       60,000    Canadian National
                 Railway Corp.                           900,000 (b)
      339,800    CSX Corp.                            15,503,375 (c)
                                                  --------------
                                                      16,403,375
                                                  --------------
                 Restaurants - 1.0%
       77,500    Boston Chicken, Inc.                  2,489,688 (b)
      208,100    McDonald's Corp.                      9,390,513
                                                  --------------
                                                      11,880,201
                                                  --------------
                 Retail - 3.3%
       83,700    Corporate Express, Inc.               2,521,463 (b)
      182,300    Federated Department Stores           5,013,250 (b)
       72,900    Kohl's Corp.                          3,827,250 (b)
      158,200    Lowe's Companies                      5,299,700
       25,000    MSC Industrial Direct
                 Co., Inc., Class A                      687,500 (b)
       68,800    Office Depot, Inc.                    1,358,800 (b)
       93,800    OfficeMax, Inc.                       2,098,775 (b)
      159,900    Safeway, Inc.                         8,234,850 (b)
      424,000    Wal-Mart Stores, Inc.                 9,487,000
                                                  --------------
                                                      38,528,588
                                                  --------------
                 Services - 3.1%
       66,500    Automatic Data
                 Processing, Inc.                      4,937,625
      125,400    Block (H & R)                         5,078,700
      121,000    DST Systems, Inc.                     3,448,500 (b)
      227,795    First Data Corp.                     15,233,791
      161,900    General Motors Group,
                 Class E                               8,418,800
                                                  --------------
                                                      37,117,416
                                                  --------------
                 Telecommunications
                 Equipment - 1.2%
      114,000    ADC Telecommunications,
                 Inc.                                  4,161,000 (b)
      121,400    Ericsson (L.M.)
                 Telecommunications,
                 Class B, ADR                          2,367,300
      193,400    Tellabs, Inc.                         7,155,800 (b)
                                                  --------------
                                                      13,684,100
                                                  --------------
                 Telephone &
                 Telecommunications - 4.7%
      136,800    Ameritech Corp.                       8,071,200
      258,100    AT&T Corp.                           16,711,975
      143,600    Metrocall, Inc.                       2,746,350 (b)
      200,000    MobileMedia Corp., Class A            4,450,000 (b)
      184,800    NEXTEL Communications,
                 Inc., Class A                         2,725,800 (b)
      227,000    SBC Communications, Inc.             13,052,500
       73,300    Telefonos de Mexico S.A.              2,336,437
      151,700    WorldCom, Inc.                        5,347,425 (b)
                                                  --------------
                                                      55,441,687
                                                  --------------
                 Total Common Stocks
                 (cost, $966,566,681)              1,067,654,028
                                                  --------------
  Principal
    Amount
 -----------
                 CORPORATE BONDS - 0.3% (a)
   $3,000,000    Intergrated Device Technology,
                 Inc., Convertible
                 Subordinated Notes,  5.5%,
                 due 6/1/2002                          2,467,500
    1,000,000    International CableTel, Inc.,
                 Convertible Subordinated
                 Notes, 7.25%,
                 due 4/15/2005                         1,080,000
                                                  --------------
                 Total Corporate Bonds
                 (cost, $4,033,037)                    3,547,500
                                                  --------------

                 U.S. TREASURY - 0.1% (a)
   $1,000,000    U.S. Treasury Notes,
                 6.875%, due 3/31/1997                 1,020,311
      300,000    U.S. Treasury Notes,
                 8.75%, due 10/15/1997                   317,906
                                                  --------------
                 Total U.S. Treasury
                 (cost, $1,329,396)                    1,338,217
                                                  --------------
                 SHORT-TERM
                 SECURITIES - 9.3% (a)
                 Commercial Paper
   12,800,000    Associates Corp. of
                 North America, 5.98%,
                 due 1/2/1996                         12,797,874
    5,000,000    Cargill, Inc., 5.67%,
                 due 1/17/1996                         4,987,400
    5,000,000    Cargill, Inc., 5.57%,
                 due 1/17/1996                         4,987,622
   10,000,000    Chevron Oil Finance Co.,
                 5.7%, due 1/19/1996                   9,971,500
    8,300,000    Coca-Cola 5.82%,
                 due 1/5/1996                          8,294,633
   10,000,000    Commercial Credit Co.,
                 5.81%, due 1/16/1996                  9,975,792
   10,000,000    CXC, Inc., 5.83%,
                 due 1/12/1996                         9,982,186
    5,000,000    Enterprise Capital Funding,
                 5.62%, 1/24/1996                      4,982,047
    5,000,000    Koch Industries, 5.65%,
                 due 1/5/1996                          4,996,861
   10,000,000    Norwest Corp., 5.7%,
                 due 1/25/1996                         9,962,000
   10,000,000    Norwest Financial, Inc.,
                  5.8%, due 1/10/1996                  9,985,500
    4,770,000    Spiegel Funding Corp.,
                 5.8%, due 1/8/1996                    4,764,621
   10,000,000    UBS Finance (Delaware), Inc.,
                 6.0%, due 1/2/1996                    9,998,333
    4,500,000    USAA Capital Corp.,
                 5.8%, due 1/4/1996                    4,497,825
                                                  --------------
                 Total Short-Term Securities
                 (at amortized cost)                 110,184,194
                                                  --------------
                 Total Investments
                 (cost, $1,082,113,308)           $1,182,723,939 (d)
                                                  --------------

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Growth Portfolio.
(b) Currently non-income producing.
(c) Includes stock rights that automatically traded with the stock and had no separate value at December 31, 1995.
(d) At December 31, 1995, the aggregate cost of securities for federal income tax purposes was $1,083,675,009 and the net unrealized appreciation of investments based on that cost was $99,048,930 which is comprised of $125,883,083 aggregate gross unrealized appreciation and $26,834,153 aggregate gross unrealized depreciation.

See accompanying notes to portfolio of investments.



                                        LB Series Fund, Inc.
                                        High Yield Portfolio
                                      Portfolio of Investments
                                          December 31, 1995
 Principal
   Amount                                                                                    Rate       Date          Value
 -----------                                                                              ---------  ---------  -------------
               CORPORATE BONDS - 78.9% (a)
               Airlines - 0.5%
  $4,500,000   U.S. Air, Inc., Sr. Secured Equipment Trust, Series 1993-A3                 10.375%    3/1/2013     $4,227,840
                                                                                                                 ------------
               Automotive - 1.6%
   5,200,000   Exide Corp., Convertible Sr. Subordinated Notes                                2.9%  12/15/2005      3,763,500
   8,000,000   Exide Corp., Sr. Notes                                                        10.0%   4/15/2005      8,700,000
                                                                                                                 ------------
                                                                                                                   12,463,500
                                                                                                                 ------------
               Bank & Finance - 4.8%
   2,700,000   American Life Holding Corp., Sr. Subordinated Notes                          11.25%   9/15/2004      2,821,500
   2,500,000   First Nationwide Holdings, Inc., Sr. Notes                                   12.25%   5/15/2001      2,812,500
  10,050,000   GPA Delaware, Inc., Debentures                                                8.75%  12/15/1998      9,371,625
  10,500,000   Mutual Life Insurance Co. of New York, Surplus Notes                   Zero Coupon    8/15/2024      8,820,000
   5,250,000   Scotsman Group, Inc., Sr. Secured Notes                                        9.5%  12/15/2000      5,276,250
   3,400,000   Terra Nova (U.K.) Holdings plc, Sr. Notes                                    10.75%    7/1/2005      3,723,000
   4,500,000   Trizec Finance Ltd., Sr. Notes                                              10.875%  10/15/2005      4,691,250
                                                                                                                 ------------
                                                                                                                   37,516,125
                                                                                                                 ------------
               Broadcasting - 22.9%
   3,750,000   Adelphia Communications Corp., Sr. Debentures                               11.875%   9/15/2004      3,562,500
   1,750,000   Adelphia Communications Corp., Sr. Notes                                      12.5%   5/15/2002      1,715,000
   7,061,426   American Telecasting, Inc., Sr. Discount Notes                         Zero Coupon    6/15/2004      4,890,037
   4,100,000   American Telecasting, Inc., Units                                      Zero Coupon    8/15/2005      2,567,625
   9,700,000   Australis Media Ltd., Sr. Subordinated Discount Notes                  Zero Coupon    5/15/2003      7,081,000
   6,900,000   Cablevision Industries, Debentures                                            9.25%    4/1/2008      7,486,500
   1,750,000   Comcast Corp., Convertible Subordinated Debentures                           3.375%    9/9/2005      1,642,813
   3,500,000   Comcast Corp., Sr. Subordinated Debentures                                   9.125%  10/15/2006      3,657,500
   8,150,000   Comcast UK Cable Partners Ltd., Sr. Discount Debentures                Zero Coupon   11/15/2007      4,808,500
   3,500,000   Continental Cablevision, Inc., Sr. Debentures                                  9.5%    8/1/2013      3,727,500
   5,500,000   Continental Cablevision, Inc., Sr. Notes                                       8.3%   5/15/2006      5,527,500
   5,800,000   Continental Cablevision, Inc., Sr. Subordinated Debentures                    11.0%    6/1/2007      6,496,000
  11,600,000   Diamond Cable Communications plc, Sr. Discount Notes                   Zero Coupon   12/15/2005      6,902,000
  10,091,802   Falcon Holdings Group L.P., Sr. Subordinated Notes                            11.0%   9/15/2003      9,738,589
   3,500,000   Galaxy Telecom L.P., Sr. Subordinated Notes                                 12.375%   10/1/2005      3,482,500
   5,500,000   Granite Broadcasting Corp., Sr. Subordinated Debentures                      12.75%    9/1/2002      6,132,500
   5,150,000   International CabelTel, Inc., Sr. Notes                                Zero Coupon    4/15/2005      3,283,125
   5,750,000   International CableTel, Inc., Convertible Subordinated Notes                  7.25%   4/15/2005      6,210,000
   5,500,000   Jones Intercable, Inc., Sr. Notes                                            9.625%   3/15/2002      5,933,125
   4,300,000   Le Groupe Videotron Ltee., Sr. Notes                                        10.625%   2/15/2005      4,606,375
   7,000,000   Lenfest Communications, Inc., Sr. Notes                                      8.375%   11/1/2005      7,035,000
   9,850,000   Marcus Cable Co., Sr. Discount Notes                                   Zero Coupon   12/15/2005      6,747,250
   6,800,000   NWCG Holdings Corp., Sr. Secured Discount Notes                        Zero Coupon    6/15/1999      4,675,000
   9,250,000   People's Choice T.V. Corp., Sr. Discount Notes                         Zero Coupon     6/1/2004      5,341,875
  10,750,000   Robin Media Group, Sr. Subordinated Deferred Interest Bonds                 11.125%    4/1/1997     10,776,875
   5,750,000   Rogers Cablesystems Ltd., Sr. Secured Second Priority Notes                  9.625%    8/1/2002      6,066,250
   1,200,000   Rogers Cablesystems Ltd., Sr. Subordinated
               Guaranteed Debentures                                                         11.0%   12/1/2015      1,296,000
   7,000,000   Rogers Communications, Inc., Convertible Debentures                            2.0%  11/26/2005      3,762,500
     600,000   Rogers Communications, Inc., Convertible Liquid
               Yield Option Notes                                                     Zero Coupon    5/20/2013        210,750
   6,300,000   SCI Television, Inc., Sr. Second Priority Secured Notes                       11.0%   6/30/2005      6,646,500
   6,025,000   Scott Cable Communications, Inc., Subordinated Debentures                    12.25%   4/15/2001      3,976,500(c)
   3,000,000   TeleWest plc, Sr. Debentures                                                 9.625%   10/1/2006      3,063,750
   8,350,000   TeleWest plc, Sr. Discount Debentures                                  Zero Coupon    10/1/2007      5,062,187
  12,400,000   United International Holdings, Inc., Sr. Discount Notes                Zero Coupon   11/15/1999      7,750,000
   4,600,000   United International Holdings, Inc., Sr. Secured
               Discount Notes, Series B                                               Zero Coupon   11/15/1999      2,875,000
   3,900,000   Wireless One, Inc., Units                                                     13.0%  10/15/2003      4,075,500
                                                                                                                 ------------
                                                                                                                  178,811,626
                                                                                                                 ------------
               Building Products & Materials - 0.9%
   9,500,000   Dal-Tile International, Inc., Sr. Secured Notes                        Zero Coupon    7/15/1998      7,267,500
                                                                                                                 ------------
               Computers & Office Equipment - 1.4%
   6,000,000   Bell & Howell, Inc., Sr. Discount Debentures                           Zero Coupon     3/1/2005      3,810,000
   4,400,000   Dictaphone Corp., Sr. Subordinated Notes                                     11.75%    8/1/2005      4,312,000
   3,000,000   Unisys Corp., Credit Sensitive Notes                                          13.5%    7/1/1997      2,932,500
                                                                                                                 ------------
                                                                                                                   11,054,500
                                                                                                                 ------------
               Conglomerates - 0.1%
     500,000   Jordan Industries, Inc., Sr. Notes                                          10.375%    8/1/2003        427,500
                                                                                                                 ------------
               Construction & Home Building - 0.4%
   3,500,000   Peters (J.M.) Co., Inc., Sr. Notes                                           12.75%    5/1/2002      3,237,500
                                                                                                                 ------------
               Containers & Packaging - 0.4%
   3,200,000   Owens-Illinois, Inc., Sr. Subordinated Notes                                  9.75%   8/15/2004      3,372,000
                                                                                                                 ------------
               Drugs & Health Care - 1.9%
   7,205,000   Dade International, Inc., Sr. Subordinated Notes                              13.0%    2/1/2005      8,069,600
   3,775,800   General Medical Corp., Payment-In-Kind Debentures                           12.125%   8/15/2005      3,832,437
   2,900,000   IVAC Corp., Sr. Notes                                                         9.25%   12/1/2002      2,987,000
                                                                                                                 ------------
                                                                                                                   14,889,037
                                                                                                                 ------------
               Electric Utilities - 1.5%
     250,000   El Paso Electric Co. (Del Norte Funding Corp.), Secured Lease
               Obligation Bonds                                                             11.25%    1/2/2014        169,985(c)
   2,000,000   El Paso Electric Co. (El Paso Funding Corp.),
               Lease Obligation Bonds                                                       10.75%    4/1/2013      1,357,460(c)
   6,300,000   El Paso Electric Co. (El Paso Funding Corp.),
               Lease Obligation Bonds                                                      10.375%    1/2/2011      4,275,961(c)
   3,250,000   Midland Cogen Venture Fund II, Secured Lease Obligation
               Bonds, Series A                                                              11.75%   7/23/2005      3,420,849
   2,400,000   Midland Cogen Venture Fund II, Subordinated Secured
               Lease Obligation Bonds                                                       13.25%   7/23/2006      2,652,564
                                                                                                                 ------------
                                                                                                                   11,876,819
                                                                                                                 ------------
               Electrical Equipment - 1.6%
   3,350,000   ADT Operations, Inc., Liquid Yield Option Notes                        Zero Coupon     7/6/2010      1,591,250
   7,450,000   Protection One Alarm Monitoring, Sr. Subordinated
               Discount Notes                                                         Zero Coupon    6/30/2005      6,034,500
   4,750,000   Telex Communications, Inc., Sr. Notes                                         12.0%   7/15/2004      4,880,625
                                                                                                                 ------------
                                                                                                                   12,506,375
                                                                                                                 ------------
               Food & Beverage - 2.7%
   6,500,000   Curtice-Burns Food, Inc., Sr. Subordinated Notes                             12.25%    2/1/2005      6,662,500
   4,000,000   Dr. Pepper Bottling Holdings, Sr. Notes                                Zero Coupon    2/15/2003      3,200,000
   7,800,000   Fresh Del Monte Corp., Sr. Notes                                              10.0%    5/1/2003      6,961,500
   8,600,000   Specialty Foods Acquisition Co., Sr. Secured Discount
               Debentures, Series B                                                   Zero Coupon    8/15/2005      4,085,000
                                                                                                                 ------------
                                                                                                                   20,909,000
                                                                                                                 ------------
               Hospital Management - 4.1%
   4,675,000   Integrated Health Services Inc., Sr. Subordinated Notes                      9.625%   5/31/2002      4,768,500
   3,750,000   Magellan Health Services, Sr. Subordinated Notes                             11.25%   4/15/2004      4,115,625
   4,350,000   Merit Behavioral Care Corp., Sr. Subordinated Notes                           11.5%  11/15/2005      4,502,250
  10,350,000   Regency Health Services, Inc., Sr. Subordinated Notes                        9.875%  10/15/2002     10,324,125
   7,400,000   Tenet Healthcare Corp., Sr. Subordinated Notes                              10.125%    3/1/2005      8,232,500
                                                                                                                 ------------
                                                                                                                   31,943,000
                                                                                                                 ------------
               Household Products - 1.3%
  22,000,000   Coleman Worldwide Corp., Convertible Liquid Yield
               Option Notes                                                           Zero Coupon    5/27/2013      6,600,000
   2,650,000   JB Williams Holdings, Inc., Sr. Notes                                         12.0%    3/1/2004      2,650,000
   1,300,000   Pace Industries, Inc., Sr. Notes, Series B                                  10.625%   12/1/2002      1,150,500
                                                                                                                 ------------
                                                                                                                   10,400,500
                                                                                                                 ------------
               Leisure & Entertainment - 1.3%
   6,000,000   Host Marriott Travel Plazas, Sr. Secured Notes                                9.50%   5/15/2005      5,962,500
   4,000,000   IMAX Corp., Sr. Notes                                                          7.0%    3/1/2001      3,940,000
                                                                                                                 ------------
                                                                                                                    9,902,500
                                                                                                                 ------------
               Mining & Metals - 0.3%
   2,100,000   EnviroSource, Inc., Sr. Notes                                                 9.75%   6/15/2003      1,869,000
                                                                                                                 ------------
               Oil & Gas - 3.7%
   5,500,000   Gulf Canada Resources Ltd., Sr. Subordinated Debentures                      9.625%    7/1/2005      5,866,074
   9,200,000   Kelley Oil & Gas Corp., Sr. Notes                                             13.5%   6/15/1999      7,498,000
   8,775,000   Petroleum Heat & Power Co., Inc., Subordinated Debentures                    12.25%    2/1/2005      9,828,000
     500,000   Petroleum Heat & Power Co., Inc., Subordinated Debentures                    9.375%    2/1/2006        492,500
   4,650,000   Sherritt, Inc., Debentures                                                    10.5%   3/31/2014      5,045,250
                                                                                                                 ------------
                                                                                                                   28,729,824
                                                                                                                 ------------
               Paper & Forest Products - 1.8%
   3,500,000   Container Corp. of America, Sr. Notes                                        11.25%    5/1/2004      3,587,500
   5,100,000   Gaylord Container Corp., Sr. Subordinated Debentures                   Zero Coupon    5/15/2005      5,023,500
   5,150,000   Malette, Inc., Sr. Secured Notes                                             12.25%   7/15/2004      5,768,000
                                                                                                                 ------------
                                                                                                                   14,379,000
                                                                                                                 ------------
               Pollution Control - 0.5%
   4,000,000   Norcal Waste Systems, Inc., Sr. Notes                                         12.5%  11/15/2005      4,060,000
                                                                                                                 ------------
               Publishing & Printing - 2.5%
   2,500,000   K-III Communications Corp., Sr. Notes                                        10.25%    6/1/2004      2,687,500
  12,500,000   Neodata Services, Inc., Sr. Notes                                      Zero Coupon     5/1/2003     11,281,250
   4,000,000   News America Holdings, Inc., Convertible Liquid
               Yield Option Notes                                                     Zero Coupon    3/11/2013      1,820,000
     750,000   News America Holdings, Inc., Subordinated Notes                        Zero Coupon    3/31/2002        702,187
   3,000,000   Sullivan Graphics, Inc., Sr. Subordinated Notes                              12.75%    8/1/2005      2,940,000
                                                                                                                 ------------
                                                                                                                   19,430,937
                                                                                                                 ------------
               Retail - 6.0%
   3,750,000   Big V Supermarkets, Sr. Subordinated Notes                                    11.0%   2/15/2004      3,056,250
   6,400,000   Di Giorgio Corp., Sr. Notes                                                   12.0%   2/15/2003      4,896,000
   6,600,000   Dominick's Finer Foods, Sr. Subordinated Notes                              10.875%    5/1/2005      6,996,000
   2,750,000   F & M Distributors, Inc., Sr. Subordinated Notes                              11.5%   4/15/2003         85,937(c)
   5,250,000   Farm Fresh, Inc., Sr. Notes                                                  12.25%   10/1/2000      4,331,250
  10,350,000   Ralph's Supermarkets, Inc., Sr. Subordinated Notes                            11.0%   6/15/2005     10,143,000
   5,500,000   Smitty's SuperValu, Inc., Sr. Subordinated Notes, Series B                   12.75%   6/15/2004      5,307,500
  11,200,000   TLC Beatrice International Holdings, Sr. Secured Notes                        11.5%   10/1/2005     11,116,000
   7,000,000   Wherehouse Entertainment, Inc., Sr. Subordinated Notes                        13.0%    8/1/2002        980,000(c)
                                                                                                                 ------------
                                                                                                                   46,911,937
                                                                                                                 ------------
               Services - 0.4%
   1,550,000   Flagstar Corp., Sr. Subordinated Debentures                                  11.25%   11/1/2004      1,108,250
   3,150,000   Flagstar Corp., Sr. Subordinated Debentures                                 11.375%   9/15/2003      2,291,625
                                                                                                                 ------------
                                                                                                                    3,399,875
                                                                                                                 ------------
               Telecommunications - 16.2%
  14,500,000   American Communications Services, Inc., Units                          Zero Coupon    11/1/2005      8,083,750
   5,900,000   A+ Network, Inc., Sr. Subordinated Notes                                    11.875%   11/1/2005      5,988,500
   9,700,000   Call-Net Enterprises, Inc., Sr. Discount Notes                         Zero Coupon    12/1/2004      6,984,000
   8,200,000   Clearnet Communications, Inc., Units                                   Zero Coupon   12/15/2005      4,243,500
   6,500,000   Comcast Cellular, Inc., Sr. Participation
               Redeemable Notes, Series B                                             Zero Coupon     3/5/2000      5,021,250
   6,650,000   Comcast Cellular, Inc., Sr. Redeemable Notes                           Zero Coupon     3/5/2000      5,137,125
   6,150,000   Dial Call Communications, Inc., Sr. Discount Notes                     Zero Coupon   12/15/2005      3,297,937
   3,750,000   Dial Call Communications, Inc., Sr. Discount Notes                     Zero Coupon    4/15/2004      2,156,250
   3,750,000   General Instrument, Convertible Jr. Subordinated Notes                         5.0%   6/15/2000      4,125,000
       1,500   GST Telecommunications, Inc., Units (each unit consists of
               $8,000 principal amount of senior discount notes and $1,000 principal amount of convertible senior subordinated
               discount notes)                                                        Zero Coupon   12/15/2005      7,200,000
   8,023,000   Horizon Cellular Telephone Co., Sr. Subordinated
               Discount Notes                                                         Zero Coupon    10/1/2000      6,859,665
  10,100,000   In-Flight Phone Corp., Sr. Discount Notes, Series B                    Zero Coupon    5/15/2002      3,383,500
  11,000,000   IntelCom Group (USA), Inc., Sr. Discount Notes                         Zero Coupon    9/15/2005      6,352,500
   7,000,000   Intermedia Communications of Florida, Sr. Notes                               13.5%    6/1/2005      7,875,000
  11,000,000   IXC Communications, Inc., Sr. Notes, Series A                                 13.0%   10/1/2005     11,715,000
   6,000,000   MobileMedia Communications, Inc., Sr. Subordinated
               Deferred Coupon Notes                                                  Zero Coupon    12/1/2003      4,687,500
   3,000,000   NEXTEL Communications, Inc., Sr. Discount Notes                        Zero Coupon    8/15/2005      1,612,500
  13,300,000   PageMart Nationwide, Inc., Sr. Discount Exchange Notes                 Zero Coupon     2/1/2005      8,877,750
   4,750,000   Rogers Cantel Mobile, Inc., Sr. Subordinated Notes                          11.125%   7/15/2002      5,112,188
   2,750,000   USA Mobile Communications, Inc., Sr. Notes                                     9.5%    2/1/2004      2,736,250
   2,850,000   USA Mobile Communications, Inc., Sr. Notes                                    14.0%   11/1/2004      3,348,750
  10,000,000   Viatel, Inc., Sr. Discount Notes                                       Zero Coupon    1/15/2005      5,100,000
       4,600   Winstar Communications, Inc., Units (each unit consists of
               $2,000 principal amount of senior discount notes and
               $1,000 principal amount of convertible senior subordinated
               discount notes)                                                        Zero Coupon   10/15/2005      7,348,500
                                                                                                                 ------------
                                                                                                                  127,246,415
                                                                                                                 ------------
               Transportation - 0.1%
   2,550,000   Burlington Motor Holdings, Inc., Sr. Subordinated Notes                       11.5%   11/1/2003       $446,250(c)
                                                                                                                 ------------
               Total Corporate Bonds (cost, $609,429,536)                                                         617,278,560
                                                                                                                 ------------
               FOREIGN GOVERNMENT BONDS - 0.5% (a)
   7,003,973   Brazil, (Republic of), Emerging Markets (Brady Bonds)
               (cost, $3,563,898)                                                             8.0%   4/15/2014      4,025,096(f)
                                                                                                                 ------------
Shares
--------------
               PREFERRED STOCKS - 10.6% (a)
      35,550   Berg Electronics Holding Corp., Preferred Stock                                                      1,004,288
      50,439   Cablevision Systems Corp., Red. Exch., Preferred Stock, Series G                                     5,308,705
      48,000   California Federal Bank, Preferred Stock                                                             5,253,000
     156,300   Chevy Chase Savings Bank, Preferred Stock                                                            4,845,300
      34,052   Communications & Power Industries, Inc., Preferred Stock                                             3,495,778
       4,350   Consolidated Hydro, Inc., Preferred Stock                                                            2,219,588(b)
      27,900   EnviroSource, Inc., Jr. Convertible Preferred Stock                                                  3,811,837(b)
      47,500   First Nationwide Bank, Noncumulative Preferred Stock                                                 5,331,875
     100,000   Flagstar Cos., Convertible Preferred Stock, Series A                                                 1,037,500
      49,500   Grand Union Holdings Corp., Preferred Stock                                                                  0(c,d)
     200,000   Granite Broadcasting Corp., Convertible Preferred Stock                                             10,800,000
     219,606   Harvard Industries, Inc., Exchangeable Payment-In-Kind Preferred Stock                               5,833,284
      37,128   K-III Communications Corp., Payment-In-Kind Preferred Stock, Series B                                3,703,548
      37,000   K-III Communications Corp., Preferred Stock                                                          1,008,250
     140,000   MFS Communication, Inc., 8% Cumulative Convertible Preferred Stock                                   6,816,250
     113,000   Network Imaging Corp., Convertible Preferred Stock                                                   1,779,750
     110,000   Newscorp Overseas Limited, Cumulative Guaranteed Preferred Stock                                     2,805,000
       8,765   PanAmSat Corp., Convertible Preferred Stock                                                          9,794,888
     144,942   Riggs National Corp., Preferred Stock                                                                4,094,612
     147,500   River Bank America, Preferred Stock                                                                  3,687,500
                                                                                                                 ------------
               Total Preferred Stocks (cost, $79,080,117)                                                          82,630,953
                                                                                                                 ------------
               COMMON STOCKS & STOCK WARRANTS - 4.4% (a)
      60,000   ADT Ltd., Common Stock                                                                                 900,000(b)
      37,000   American Telecasting, Inc., Stock Warrants                                                             111,000(b)
       3,300   Arcadian Corp., Stock Warrants                                                                         334,538(b,d)
     201,940   Arch Communications Group, Common Stock                                                              4,846,560(b)
      65,000   Bell & Howell Holdings Co., Common Stock                                                             1,820,000(b)
       2,310   Communications & Power Industries, Inc., Common Stock                                                  231,000(b)
       7,830   Consolidated Hydro, Inc., Stock Warrants                                                                31,320(b,d)
       3,750   Dial Page Communications, Inc., Stock Warrants                                                              38(b)
       3,086   Dial Page Communications, Inc., Stock Warrants                                                              31(b)
      79,500   Envirotest Systems Corp., Class A Common Stock                                                         208,687(b)
         750   Federated Dept. Stores, Inc., Stock Warrants                                                             3,000(b)
     111,377   Gaylord Container Corp., Class A Common Stock                                                          897,977(b)
     127,902   Gaylord Container Corp., Stock Warrants                                                                959,265(b)
      18,126   Grand Union Co., Stock Warrants                                                                          8,157(b)
      36,251   Grand Union Co., Stock Warrants                                                                          2,900(b)
      65,000   Harvard Industries, Inc., Class B Common Stock                                                       1,657,500(b)
      10,100   In-Flight Phone Corp., Stock Warrants                                                                        0(b)
     248,000   IntelCom Group (USA), Inc., Common Stock                                                             3,069,000(b)
      36,300   IntelCom Group (USA), Inc., Stock Warrants                                                             163,350(b)
       7,000   Intermedia Communications of Florida, Stock Warrants                                                    70,000(b)
      38,000   JPS Textiles Group, Common Stock                                                                       380,000(b)
     139,371   Magellan Health Services, Common Stock                                                               3,344,904(b)
      50,379   Memorex Telex, N.V., Common Stock                                                                       37,784(b)
       1,728   Memorex Telex, N.V., Stock Warrants                                                                         17(b)
       5,319   MFS Communications Co., Inc., Common Stock                                                             283,237(b)
     115,000   MobileMedia Corp., Class A Common Stock                                                              2,558,750(b)
      15,000   News Corp. Ltd., ADR, Ordinary Shares, Common Stock                                                    288,750
      30,000   News Corp. Ltd., ADR, Preference Shares, Common Stock                                                  641,250
      33,250   PageMart Nationwide, Inc., Common Stock                                                                311,719(b)
       5,750   Payless Cashways, Inc., Stock Warrants                                                                     719(b)
     140,000   Plantronics, Inc., Common Stock                                                                      5,057,500(b)
      23,840   Protection One Alarm Monitoring, Common Stock                                                          214,560(b)
       1,500   Terex Corp., Stock Appreciation Rights                                                                      75(b,d,e)
       5,000   Triangle Wire & Cable, Inc., Stock Warrants                                                                  0(b,d)
     118,000   United International Holdings, Inc., Class A Common Stock                                            1,740,500(b)
      27,000   United International Holdings, Inc., Stock Warrants                                                    729,000(b)
     361,000   Viatel, Inc., Common Stock                                                                           1,444,000(b,d)
     110,000   Wireless One, Inc., Common Stock                                                                     1,815,000(b)
                                                                                                                 ------------
               Total Common Stocks & Stock Warrants (cost, $26,452,665)                                            34,162,088
                                                                                                                 ------------
  Principal                                                                                          Maturity
   Amount                                                                                    Rate      Date          Value
 -----------                                                                                ------   ---------   ------------
               SHORT-TERM SECURITIES - 5.6% (a)
               Commercial Paper
 $19,000,000   General Electric Capital Corp.                                                5.82%    1/2/1996     18,996,928
   5,000,000   General Motors Acceptance Corp.                                                5.8%   1/17/1996      4,987,111
   5,000,000   General Motors Acceptance Corp.                                               5.77%    1/9/1996      4,993,589
   5,000,000   IBM Credit Corp.                                                              5.77%   1/12/1996      4,991,185
   5,000,000   Prudential Funding Corp.                                                      5.77%    1/4/1996      4,997,596
   5,000,000   Sears Roebuck Acceptance Corp.                                                5.88%   1/22/1996      4,982,850
                                                                                                                 ------------
               Total Short-Term Securities (at amortized cost)                                                     43,949,259
                                                                                                                 ------------
               Total Investments (cost, $762,475,475)                                                            $782,045,956(g)
                                                                                                                 ============

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the High Yield Portfolio.
(b) Currently non-income producing.
(c) Currently non-income producing and in default.
(d) Denotes restricted securities.  These securities have been valued from the date of acquisition through December 31,1995, by obtaining quotations from brokers who are active with the issues.  The following table indicates the acquisition date and cost of restricted securities the portfolio owned as of December 31, 1995.

                                                                                    Acquisition
               Security                                                                 Date           Cost
               ------------------------------------------------                      ----------    ----------
               Arcadian Corp., Stock Warrants                                          2/6/1992       $90,000
               Consolidated Hydro, Inc, Warrants                                      6/15/1993       171,276
               Grand Union Holdings Corp., Preferred Stock                            6/14/1993     5,703,525
               Terex Corp., Stock Appreciation Rights                                 7/27/1992         3,750
               Triangle Wire & Cable, Inc., Stock Warrants                             1/3/1992           500
               Viatel, Inc., Common Stock                                             8/15/1995     1,358,844

(e) Includes stock rights that automatically traded with the stock and had no separate value at December 31, 1995.
(f) Denominated in U.S. Dollars.
(g) At December 31, 1995, the aggregate cost of securities for federal income tax purposes was $762,579,659 and the net unrealized appreciation of investments based on that cost was $19,466,297 which is comprised of $54,735,473 aggregate gross unrealized appreciation and $35,269,176 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.

                                        LB Series Fund, Inc.
                                          Income Portfolio
                                      Portfolio of Investments
                                         December 31, 1995
     Principal                                                                                     Maturity
       Amount                                                                             Rate       Date         Value
    -----------                                                                          ------    --------    -----------
                  CORPORATE BONDS - 36.6% (a)
                  Automotive - 1.4%
    $ 4,000,000   Exide Corp., Sr. Notes                                                  10.0%    4/15/2005  $  4,350,000
      2,000,000   Ford Motor Credit Co., Notes                                            6.25%    12/8/2005     2,002,826
      4,000,000   Ford Motor Credit Co., Notes                                           6.375%    10/6/2000     4,075,708
                                                                                                              ------------
                                                                                                                10,428,534
                                                                                                              ------------
                  Bank & Finance - 13.3%
     12,500,000   Associates Corp. of North America, Notes                               6.625%    5/15/1998    12,802,700
      5,000,000   Associates Corp. of North America, Sr. Notes                           9.125%     4/1/2000     5,643,345
      6,000,000   Citicorp, Subordinated Debentures                                      7.125%     9/1/2005     6,390,234
      3,500,000   Commercial Credit Co., Notes                                           6.125%    12/1/2005     3,472,756
      4,000,000   Dresdner Bank - New York, Subordinated Notes                            7.25%    9/15/2015     4,269,804
      8,000,000   General Electric Capital Corp., Debentures                              8.85%     4/1/2005     9,554,232
      6,000,000   Metropolitan Life Insurance Co., Surplus Notes                           7.7%    11/1/2015     6,222,840
      8,000,000   Nationwide CSN Trust, Trust Notes                                      9.875%    2/15/2025     9,374,400
      5,000,000   New York Life Insurance Co., Surplus Notes                               6.4%   12/15/2003     5,050,250
      8,000,000   Norwest Financial, Inc., Sr. Notes                                      6.25%    11/1/2002     8,124,408
      6,000,000   Prudential Insurance Co., Surplus Notes                                 7.65%     7/1/2007     6,343,248
      6,000,000   Prudential Insurance Co., Surplus Notes                                  8.3%     7/1/2025     6,476,352
      5,000,000   Reliastar Financial Corp., Sr. Notes                                   8.625%    2/15/2005     5,704,615
      6,000,000   Societe-Generale, Subordinated Notes                                   9.875%    7/15/2003     7,310,844
      6,000,000   Swiss Bank Corp., Subordinated Debentures, (New York Branch)             7.5%    7/15/2025     6,535,398
                                                                                                              ------------
                                                                                                               103,275,426
                                                                                                              ------------
                  Broadcasting - 2.4%
      3,000,000   Continental Cablevision, Inc., Sr. Notes                                 8.3%    5/15/2006     3,015,000
      4,000,000   Rogers Cablesystems, Inc., Sr. Secured Second Priority Notes           9.625%     8/1/2002     4,220,000
      5,000,000   TCI Communications, Inc., Sr. Notes                                      8.0%     8/1/2005     5,345,750
      6,000,000   Viacom, Inc., Sr. Notes                                                 7.75%     6/1/2005     6,372,534
                                                                                                              ------------
                                                                                                                18,953,284
                                                                                                              ------------
                  Chemicals - 0.8%
      3,500,000   Methanex Corp., Notes                                                   7.75%    8/15/2005     3,713,728
      2,000,000   Methanex Corp., Notes                                                    7.4%    8/15/2002     2,081,174
                                                                                                              ------------
                                                                                                                 5,794,902
                                                                                                              ------------
                  Computers & Office Equipment - 0.8%
      6,000,000   Electronic Data Systems Corp., Notes                                    6.85%    5/15/2000     6,262,500
                                                                                                              ------------
                  Conglomerates - 0.7%
      5,000,000   Dover Corp., Notes                                                      6.45%   11/15/2005     5,137,710
                                                                                                              ------------
                  Food & Beverage - 1.7%
      9,000,000   Nabisco, Inc., Notes                                                     6.7%    6/15/2002     9,195,471
      4,000,000   TLC Beatrice International Holdings, Sr. Secured Notes                  11.5%    10/1/2005     3,970,000
                                                                                                              ------------
                                                                                                                13,165,471
                                                                                                              ------------
                  Hospital Management - 0.9%
      2,500,000   Integrated Health Services, Inc., Sr. Subordinated Notes               9.625%    5/31/2002     2,550,000
      4,000,000   Tenet Healthcare Corp.                                                 9.625%     9/1/2002     4,440,000
                                                                                                              ------------
                                                                                                                 6,990,000
                                                                                                              ------------
                  Household Products - 0.9%
      5,000,000   Procter & Gamble, Guaranteed ESOP Debentures                            9.36%     1/1/2021     6,573,915
                                                                                                              ------------
                  Natural Gas - 2.0%
      4,000,000   Coastal Corp., Sr. Debentures                                           9.75%     8/1/2003     4,779,004
      4,000,000   Coastal Corp., Sr. Notes                                              10.375%    10/1/2000     4,681,724
      2,500,000   Tenneco, Inc., Notes                                                   7.875%    10/1/2002     2,729,868
      4,000,000   Tenneco, Inc., Notes                                                     6.5%   12/15/2005     4,019,008
                                                                                                              ------------
                                                                                                                16,209,604
                                                                                                              ------------
                  Paper & Forest Products - 1.4%
      5,000,000   Georgia Pacific Corp., Debentures                                      8.625%    4/30/2025     5,526,380
      5,000,000   Smurfit Capital Funding plc, Guaranteed Notes                           6.75%   11/20/2005     5,137,230
                                                                                                              ------------
                                                                                                                10,663,610
                                                                                                              ------------
                  Petroleum - 3.2%
      7,043,068   Mobil Oil Corp, ESOP Sinking Fund Debentures                            9.17%    2/29/2000     7,563,805
      5,000,000   Oryx Energy Co., Notes                                                 8.125%   10/15/2005     5,140,660
      9,000,000   Texaco Capital, Inc., Debentures                                         7.5%     3/1/2043     9,750,690
      2,000,000   United Meridian Corp., Sr. Subordinated Notes                         10.375%   10/15/2005     2,125,000
                                                                                                              ------------
                                                                                                                24,580,155
                                                                                                              ------------
                  Pollution Control - 0.6%
      4,000,000   Browning-Ferris Industries, Inc., Debentures                             7.4%    9/15/2035     4,330,452
                                                                                                              ------------
                  Retail - 3.2%
      7,000,000   Dayton Hudson Corp., Debentures                                          8.5%    12/1/2022     7,610,351
      6,000,000   Federated Department Stores, Sr. Notes                                  10.0%    2/15/2001     6,502,500
      2,000,000   K-Mart Corp., Pass Through Certificates, Series 1995-K-4                9.35%     1/2/2020     1,543,994
      3,000,000   Ralph's Grocery Company, Sr. Notes                                     10.45%    6/15/2004     3,052,500
      5,250,000   Revco D.S., Inc., Sr. Notes                                            9.125%    1/15/2000     5,696,250
                                                                                                              ------------
                                                                                                                24,405,595
                                                                                                              ------------
                  Services - 0.7%
      5,000,000   ARA Group, Inc., Subordinated Notes                                      8.5%     6/1/2003     5,262,500
                                                                                                              ------------
                  Telephone - 2.6%
      6,000,000   AT&T Corp., Debentures                                                  8.35%    1/15/2025     6,865,584
      6,000,000   New York Telephone Co., Debentures                                     9.375%    7/15/2031     7,143,708
      6,000,000   U.S. West Communications, Inc., Debentures                             7.125%   11/15/2043     6,180,522
                                                                                                              ------------
                                                                                                                20,189,814
                                                                                                              ------------
                  Total Corporate Bonds (cost, $267,749,456)                                                   282,223,472
                                                                                                              ------------
                  FOREIGN GOVERNMENT BONDS - 7.3% (a,c)
      6,000,000   African Development Bank, Subordinated Notes                           6.875%   10/15/2015     6,193,422
      5,000,000   African Development Bank, Subordinated Notes                            7.75%   12/15/2001     5,473,790
      5,000,000   British Columbia Hydro & Power, Debentures                              15.5%    7/15/2011     5,592,745
      5,000,000   British Columbia Hydro & Power, Debentures                              12.5%     9/1/2013     6,016,295
      5,000,000   Inter American Development Bank, Notes                                   7.0%    6/15/2025     5,335,530
      7,000,000   Korean Development Bank, Sr. Notes                                       6.5%   11/15/2002     7,111,363
      4,000,000   Ontario Province, Canada, Debentures                                   11.75%    4/25/2013     4,683,636
     10,000,000   Ontario Province, Canada, Sr. Secured Notes                             7.75%     6/4/2002    10,998,190
      5,000,000   Tenaga Nasional Berhad, Debentures                                       7.5%    11/1/2025     5,239,375
                                                                                                              ------------
                  Total Foreign Government Bonds (cost, $55,637,257)                                            56,644,346
                                                                                                              ------------
                  ASSET-BACKED SECURITIES - 12.9% (a)
     17,000,000   AT&T Universal Card Master Trust, Class A, Series 1995-2                5.95%   10/17/2002    17,211,973
      6,000,000   Chemical Master Credit Card Trust I, Class A Asset Backed
                  Certificates, Series 1995-3                                             6.23%    4/15/2005     6,136,194
      5,965,346   IBM Credit Receivables Lease Trust, Series 1993-1                       4.55%   11/15/2000     5,926,810
     25,000,000   ITT Floorplan Receivable Master Trust, Series 1994-1-A                 6.138%    1/15/1996    25,065,225 (b)
      7,500,000   NationsBank Credit Card Master, Series 1995-A                           6.45%    4/15/2003     7,740,068
     15,000,000   Sears Credit Account Master Trust II, Master Trust Certificates,
                  Series 1995-4-A                                                         6.25%    1/15/2003    15,311,835
     22,000,000   Standard Credit Master Trust 1, Credit Card Participation
                  Certificates, Series 1995-9-A                                           6.55%    10/7/2007    22,715,638
                                                                                                              ------------
                  Total Asset-Backed Securities (cost, $98,497,672)                                            100,107,743
                                                                                                              ------------
                  MORTGAGE-BACKED SECURITIES - 15.4% (a)
     21,000,000   Federal National Mortgage Association,
                  Participation Certificates                                               7.0%         2025    21,170,625 (d)
     64,444,650   Federal National Mortgage Association,
                  Participation Certificates                                               6.5%         2025    63,878,687
     33,357,923   Government National Mortgage Association,
                  Modified Pass Through Certificates                                       7.0%  2023 - 2025    33,810,647
                                                                                                              ------------
                  Total Mortgage-Backed Securities (cost, $113,530,245)                                        118,859,959
                                                                                                              ------------
                  U.S. GOVERNMENT - 23.9% (a)
     31,500,000   U.S. Treasury Bonds                                               7.625-12.0%  2003 - 2025    42,147,792
    132,500,000   U.S. Treasury Notes                                                 6.0-9.25%  1997 - 2005   142,435,799
                                                                                                              ------------
                  Total U.S. Government (cost, $178,541,399)                                                   184,583,591
                                                                                                              ------------
                  SHORT-TERM SECURITIES - 3.9% (a)
                  Commercial Paper
      5,300,000   Associates Corp. of North America                                       5.98%     1/2/1996     5,299,120
     24,700,000   Koch Industries                                                         5.97%     1/2/1996    24,695,904
                                                                                                              ------------
                  Total Short-Term Securities (at amortized cost)                                               29,995,024
                                                                                                              ------------
                  Total Investments (cost, $743,951,053)                                                      $772,414,135 (e)
                                                                                                              ============

Notes to Portfolio of Investments:
----------------------------------c
(a) The categories of investments are shown as a percentage of total investments of the Income Portfolio.
(b) Denotes variable rate obligations for which current yield is shown.
(c) Denominated in U.S. Dollars.
(d) Denotes investments purchased on a when-issued basis.
(e) At December 31, 1995, the aggregate cost of securities for federal income tax purposes was $744,297,783 and the net unrealized appreciation of investments based on that cost was $28,116,352 which is comprised of $30,006,216 aggregate gross unrealized appreciation and $1,889,864 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.


                             LB Series Fund, Inc.
                            Money Market Portfolio
                           Portfolio of Investments
                               December 31, 1995
 Principal                                                                          Maturity
   Amount                                                                Rate         Date        Value
------------                                                            ------     ---------   -----------
            BANKER'S ACCEPTANCES - 5.8% (a)
 $2,000,000 First Bank, N.A., Minneapolis                                 5.6%      3/5/1996   $ 1,980,089
  1,857,143 Morgan Guaranty Trust Co. of New York                        5.55%     4/24/1996     1,824,504
                                                                                               -----------
            Total Banker's Acceptances                                                           3,804,593
                                                                                               -----------
            COMMERCIAL PAPER - 90.5% (a)
            Banking-Domestic - 3.0%
  2,000,000 AES Barbers Point, Inc., (Bank of America,
            Direct Pay Letter of Credit)                                  5.7%     1/12/1996     1,996,517
                                                                                               -----------
            Banking-Foreign - 8.2%
  1,000,000 Accor S.A., (Banque National de Paris,
            Direct Pay Letter of Credit)                                 5.73%     1/25/1996       996,180
  1,500,000 Finance One Funding Corp., (Credit Suisse,
            Direct Pay Letter of Credit)                                 5.56%      5/7/1996     1,470,578
  1,000,000 PEMEX Capital, Inc., (Credit Suisse,
            Direct Pay Letter of Credit)                                 5.53%     2/15/1996       993,088
  2,000,000 Petroleos De Venezuela, S.A., (Westdeutsche Landesbank
            Girozentrale, Direct Pay Letter of Credit)                   5.62%      3/8/1996     1,979,081
                                                                                               -----------
                                                                                                 5,438,927
                                                                                               -----------
            Computer & Office Equipment - 7.5%
  2,000,000 Electronic Data Systems Corp.                                5.48%     3/19/1996     1,976,253
  1,000,000 Hewlett-Packard Co.                                          5.75%     1/18/1996       997,285
  1,000,000 IBM Credit Corp.                                             5.75%     1/10/1996       998,563
  1,000,000 IBM Credit Corp.                                             5.76%     1/10/1996       998,560
                                                                                               -----------
                                                                                                 4,970,661
                                                                                               -----------
            Drugs & Healthcare - 3.0%
  2,000,000 Schering Corp.                                               5.64%     2/27/1996     1,982,140
                                                                                               -----------
            Education - 6.9%
  2,300,000 Harvard University                                           6.05%      1/2/1996     2,299,613
  1,800,000 Leland H. Stanford Jr. University                            5.58%     3/18/1996     1,778,517
    500,000 Leland H. Stanford Jr. University                             5.5%     3/14/1996       494,424
                                                                                               -----------
                                                                                                 4,572,554
                                                                                               -----------
            Finance-Automotive - 6.6%
  2,000,000 Ford Motor Credit Co                                          5.7%      2/9/1996     1,987,650
    400,000 Ford Motor Credit Co                                          5.8%      2/1/1996       398,002
  1,000,000 General Motors Acceptance Corp                               5.87%      1/3/1996       999,674
  1,000,000 General Motors Acceptance Corp                               5.85%      1/3/1996       999,675
                                                                                               -----------
                                                                                                 4,385,001
                                                                                               -----------
            Finance-Commercial - 6.0%
  1,000,000 General Electric Capital Corp                                5.62%      3/1/1996       990,633
  1,000,000 General Electric Capital Corp                                5.58%      4/3/1996       985,585
  2,000,000 Norwest Financial, Inc                                       5.68%      2/8/1996     1,988,009
                                                                                               -----------
                                                                                                 3,964,227
                                                                                               -----------
            Finance-Consumer - 15.0%
  2,000,000 Associates Corp. of North America                            5.75%     1/16/1996     1,995,208
  1,000,000 AVCO Financial Services, Inc                                  5.6%     3/11/1996       989,111
  1,000,000 AVCO Financial Services, Inc                                 5.82%     1/19/1996       997,090
  2,000,000 Beneficial Corp                                              5.77%     1/26/1996     1,991,986
  2,000,000 Commercial Credit Co                                         5.76%      1/5/1996     1,998,720
  2,000,000 Penney (J.C.) Funding Corp                                   5.65%      2/6/1996     1,988,700
                                                                                               -----------
                                                                                                 9,960,815
                                                                                               -----------
            Finance-Structured - 16.0%
  2,000,000 Ciesco, L.P                                                  5.67%      2/8/1996     1,988,030
  2,000,000 CXC, Inc                                                      5.7%     1/29/1996     1,991,133
  1,000,000 Delaware Funding Corp                                        5.73%     1/22/1996       996,658
  1,600,000 New Center Asset Trust                                       5.74%     1/26/1996     1,593,622
  2,000,000 Preferred Receivables Funding Corp                           5.73%     1/24/1996     1,992,678
  2,000,000 Sheffield Receivables Corp., (Barclay's Bank)                5.72%     1/18/1996     1,994,598
                                                                                               -----------
                                                                                                10,556,719
                                                                                               -----------
            Financial Services - 0.8%
    500,000 American Express Credit Corp                                  5.7%     1/31/1996       497,625
                                                                                               -----------
            Food & Beverage - 5.9%
  2,450,000 Cargill, Inc                                                 5.57%     2/16/1996     2,432,563
  1,500,000 CPC International, Inc.                                      5.44%     5/13/1996     1,469,853
                                                                                               -----------
                                                                                                 3,902,416
                                                                                               -----------
            Household Products - 1.1%
    700,000 Colgate-Palmolive Co.                                         5.9%      1/8/1996       699,197
                                                                                               -----------
            Industrial - 6.0%
  1,000,000 Du Pont (E.I.) de Nemours and Co                             5.63%     2/16/1996       992,806
  1,000,000 Du Pont (E.I.) de Nemours and Co                             5.58%     3/28/1996       986,515
  2,000,000 Great Lakes Chemical Corp                                     5.8%     1/29/1996     1,990,978
                                                                                               -----------
                                                                                                 3,970,299
                                                                                               -----------
            Insurance - 3.0%
  2,000,000 Lincoln National Corp.                                       5.57%     2/22/1996     1,983,909
                                                                                               -----------
            Telecommunications - 1.5%
  1,000,000 AT&T Corp                                                    5.57%     2/21/1996       992,109
                                                                                               -----------
            Total Commercial Paper                                                              59,873,116
                                                                                               -----------
            VARIABLE RATE NOTES - 3.0% (a,b)
  2,000,000 Boatsmen's National Bank of St. Louis (Bank Note)           5.914%     1/12/1996     2,000,000
                                                                                               -----------
            OTHER - 0.7% (a,b)
    480,000 Federated Master Trust                                      5.383%      1/2/1996       480,000
                                                                                               -----------
            Total Investments (at amortized cost)                                              $66,157,709 (c)
                                                                                               ===========

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Money Market Portfolio.
(b) Denotes variable rate obligations for which the current yield and next scheduled interest reset date are shown.
(c) Also represents cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.



LB Series Fund, Inc.
Statement of Assets and Liabilities
December 31, 1995
                                                                                            Portfolios
                                                                  --------------------------------------------------------------
                                                                                        High                           Money
                                                                      Growth           Yield           Income          Market
                                                                  --------------    ------------    ------------    ------------
ASSETS:
Investments in securities, at value (cost of $1,082,113,308,
$762,475,475, $743,951,053 and $66,157,709, respectively)         $1,182,723,939    $782,045,956    $772,414,135     $66,157,709
Cash                                                                     127,500          68,762         115,544           4,256
Receivable for investment securities sold                              1,946,865       1,751,500              --              --
Dividends and interest receivable                                      1,599,351      10,948,900      10,885,637           9,029
                                                                  --------------    ------------    ------------     -----------
Total assets                                                       1,186,397,655     794,815,118     783,415,316      66,170,994
                                                                  --------------    ------------    ------------     -----------
LIABILITIES:
Payable for investment securities purchased                           13,227,789       1,961,250      21,087,188              --
Dividends payable                                                             --         346,689         254,699          19,576
Accrued expenses                                                          25,713          17,373          16,702           1,451
                                                                  --------------    ------------    ------------     -----------
Total liabilities                                                     13,253,502       2,325,312      21,358,589          21,027
                                                                  --------------    ------------    ------------     -----------
NET ASSETS                                                        $1,173,144,153    $792,489,806    $762,056,727     $66,149,967
                                                                  ==============    ============    ============     ===========
NET ASSETS CONSIST OF:
Paid-in capital                                                     $917,597,644    $799,620,527    $755,721,028     $66,149,967
Accumulated net realized gain (loss) from sale of investments        154,935,878     (26,701,203)    (22,127,382)             --
Unrealized net appreciation of investments                           100,610,631      19,570,482      28,463,081              --
                                                                  --------------    ------------    ------------     -----------
NET ASSETS                                                        $1,173,144,153    $792,489,806    $762,056,727     $66,149,967
                                                                  ==============    ============    ============     ===========
Outstanding shares of capital stock                                   64,197,627      79,742,358      75,614,192      66,149,967
Net asset value and public offering price per share
(net assets divided by outstanding shares)                                $18.27           $9.94          $10.08           $1.00
                                                                          ======          ======          ======          ======



Statement of Operations
Year Ended December 31, 1995
                                                                                            Portfolios
                                                                  --------------------------------------------------------------
                                                                                        High                           Money
                                                                      Growth           Yield           Income          Market
                                                                  --------------    ------------    ------------    ------------
INVESTMENT INCOME:
Income-
Interest income                                                       $4,780,867     $64,895,862     $48,094,035      $2,849,976
Dividend income                                                       13,340,902       6,154,206         179,522              --
                                                                    ------------    ------------    ------------      ----------
Total income                                                          18,121,769      71,050,068      48,273,557       2,849,976
Expenses-
Investment advisory fee                                                3,755,106       2,749,181       2,676,959         191,589
                                                                    ------------    ------------    ------------      ----------
Net investment income                                                 14,366,663      68,300,887      45,596,598       2,658,387
                                                                    ------------    ------------    ------------      ----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on investment transactions                  177,817,436     (17,634,503)     14,948,726              --
Net realized gain on closed or expired option contracts written          497,309              --              --              --
                                                                    ------------    ------------    ------------      ----------
Net realized gain (loss) on investments                              178,314,745     (17,634,503)     14,948,726              --
Net change in unrealized appreciation of investments                  93,851,521      70,247,942      57,100,261              --
                                                                    ------------    ------------    ------------      ----------
Net gain on investments                                              272,166,266      52,613,439      72,048,987              --
                                                                    ------------    ------------    ------------      ----------
Net increase in net assets resulting from operations                $286,532,929    $120,914,326    $117,645,585      $2,658,387
                                                                    ============    ============    ============      ==========

The accompanying notes are an integral part of the financial statements.


LB Series Fund, Inc.
Statement of Changes in  Net Assets
Years Ended December 31, 1995 and 1994
                                                                           Growth                            High Yield
                                                                          Portfolio                          Portfolio
                                                               ------------------------------      ------------------------------
                                                                   1995              1994              1995              1994
                                                               ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                           $14,366,663        $9,902,273       $68,300,887       $54,770,889
Net realized gain (loss) on investments                         178,314,745       (22,140,074)      (17,634,503)       (9,003,809)
Net change in unrealized appreciation or
depreciation of investments                                      93,851,521       (17,508,695)       70,247,942       (73,154,741)
                                                             --------------      ------------      ------------      ------------
Net change in net assets resulting from operations              286,532,929       (29,746,496)      120,914,326       (27,387,661)
                                                             --------------      ------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS --
Net investment income                                           (14,366,663)       (9,902,273)      (68,300,887)      (54,772,664)
Net realized gain on investments                                         --       (15,253,955)               --        (8,655,183)
                                                             --------------      ------------      ------------      ------------
Total distributions                                             (14,366,663)      (25,156,228)      (68,300,887)      (63,427,847)
                                                             --------------      ------------      ------------      ------------
CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                    176,315,837       222,812,960        95,025,930       191,477,158
Reinvested dividend distributions                                14,366,663        25,156,228        68,106,629        63,275,415
Cost of shares redeemed                                         (11,526,193)       (5,752,814)      (18,896,967)      (12,779,325)
                                                             --------------      ------------      ------------      ------------
Net increase in net assets from capital
stock transactions                                              179,156,307       242,216,374       144,235,592       241,973,248
                                                             --------------      ------------      ------------      ------------
Net increase in net assets                                      451,322,573       187,313,650       196,849,031       151,157,740
NET ASSETS:
Beginning of year                                               721,821,580       534,507,930       595,640,775       444,483,035
                                                             --------------      ------------      ------------      ------------
End of year                                                  $1,173,144,153      $721,821,580      $792,489,806      $595,640,775
                                                             ==============      ============      ============      ============

                                                                           Income                          Money Market
                                                                          Portfolio                          Portfolio
                                                               ------------------------------      ------------------------------
                                                                   1995              1994              1995              1994
                                                               ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                           $45,596,598       $41,746,172        $2,658,387        $1,381,753
Net realized gain (loss) on investments                          14,948,726       (36,852,960)               --                --
Net change in unrealized appreciation or
depreciation of investments                                      57,100,261       (34,234,350)               --                --
                                                               ------------      ------------       -----------       -----------
Net change in net assets resulting from operations              117,645,585       (29,341,138)        2,658,387         1,381,753
                                                               ------------      ------------       -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS --
Net investment income                                           (45,596,598)      (41,746,172)       (2,658,387)       (1,381,753)
Net realized gain on investments                                         --       (12,433,934)               --                --
                                                               ------------      ------------       -----------       -----------
Total distributions                                             (45,596,598)      (54,180,106)       (2,658,387)       (1,381,753)
                                                               ------------      ------------       -----------       -----------
CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                     72,115,092       114,530,628        52,883,017        52,739,421
Reinvested dividend distributions                                45,455,976        54,066,029         2,645,101         1,375,462
Cost of shares redeemed                                         (35,776,663)      (43,751,484)      (31,260,652)      (37,143,126)
                                                                ------------      ------------       -----------       -----------
Net increase in net assets from capital
stock transactions                                                81,794,405       124,845,173        24,267,466        16,971,757
                                                                ------------      ------------       -----------       -----------
Net increase in net assets                                       153,843,392        41,323,929        24,267,466        16,971,757
NET ASSETS:
Beginning of year                                                608,213,335       566,889,406        41,882,501        24,910,744
                                                                ------------      ------------       -----------       -----------
End of year                                                     $762,056,727      $608,213,335       $66,149,967       $41,882,501
                                                                ============      ============       ===========       ===========

The accompanying notes are an integral part of the financial statements.


LB Series Fund, Inc.
Financial Highlights
(For a share outstanding throughout each period)

GROWTH PORTFOLIO (a)                                                1995        1994        1993        1992        1991
                                                                   ------      ------      ------      ------      ------
Net asset value, beginning of period                               $13.51      $14.76      $13.89      $14.85      $10.72
                                                                   ------      ------      ------      ------      ------
Income From Investment Operations --
Net investment income                                                0.24        0.20        0.29        0.23        0.27
Net realized and unrealized gain (loss) on investments               4.76       (0.87)       1.08        0.85        4.13
                                                                   ------      ------      ------      ------      ------
Total from investment operations                                     5.00       (0.67)       1.37        1.08        4.40
                                                                   ------      ------      ------      ------      ------
Less Distributions --
Dividends from net investment income                                (0.24)      (0.20)      (0.29)      (0.23)      (0.27)
Distributions from net realized gain on investments                    --       (0.38)      (0.21)      (1.81)         --
                                                                   ------      ------      ------      ------      ------
Total distributions                                                 (0.24)      (0.58)      (0.50)      (2.04)      (0.27)
                                                                   ------      ------      ------      ------      ------
Net asset value, end of period                                     $18.27      $13.51      $14.76      $13.89      $14.85
                                                                   ======      ======      ======      ======      ======
Total investment return at net asset value (b)                      37.25%      -4.66%      10.10%       8.13%      41.35%
Net assets, end of period ($millions)                            $1,173.1      $721.8      $534.5      $231.0       $96.2
Ratio of expenses to average net assets                              0.40%       0.40%       0.40%       0.40%       0.40%
Ratio of net investment income to average net assets                 1.53%       1.52%       2.17%       1.90%       2.24%
Portfolio turnover rate                                               184%        135%        243%        230%        247%

HIGH YIELD PORTFOLIO (a)                                            1995        1994        1993        1992        1991
                                                                   ------      ------      ------      ------      ------
Net asset value, beginning of period                                $9.18      $10.76       $9.62       $9.07       $7.62
                                                                   ------      ------      ------      ------      ------
Income From Investment Operations --
Net investment income                                                0.96        0.97        0.96        1.02        1.08
Net realized and unrealized gain (loss) on investments               0.76       (1.40)       1.16        0.71        1.45
                                                                   ------      ------      ------      ------      ------
Total from investment operations                                     1.72       (0.43)       2.12        1.73        2.53
                                                                   ------      ------      ------      ------      ------
Less Distributions --
Dividends from net investment income                                (0.96)      (0.97)      (0.96)      (1.02)      (1.08)
Distributions from net realized gain on investments                    --       (0.18)      (0.02)      (0.16)         --
                                                                   ------      ------      ------      ------      ------
Total distributions                                                 (0.96)      (1.15)      (0.98)      (1.18)      (1.08)
                                                                   ------      ------      ------      ------      ------
Net asset value, end of period                                      $9.94       $9.18      $10.76       $9.62       $9.07
                                                                   ======      ======      ======      ======      ======
Total investment return at net asset value (b)                      19.62%      -4.38%      22.91%      20.08%      35.32%
Net assets, end of period ($millions)                              $792.5      $595.6      $444.5      $154.3       $56.7
Ratio of expenses to average net assets                              0.40%       0.40%       0.40%       0.40%       0.40%
Ratio of net investment income to average net assets                 9.94%       9.75%       9.29%      10.69%      12.62%
Portfolio turnover rate                                                67%         44%         68%         80%        145%

INCOME PORTFOLIO (a)                                                1995        1994        1993        1992        1991
                                                                   ------      ------      ------      ------      ------
Net asset value, beginning of period                                $9.04      $10.36       $9.87      $10.01       $9.10
                                                                   ------       -----      ------       -----      ------
Income From Investment Operations --
Net investment income                                                0.65        0.64        0.63        0.73        0.81
Net realized and unrealized gain (loss) on investments               1.04       (1.11)       0.49        0.15        0.91
                                                                   ------       -----      ------       -----      ------
Total from investment operations                                     1.69       (0.47)       1.12        0.88        1.72
                                                                   ------       -----      ------       -----      ------
Less Distributions --
Dividends from net investment income                                (0.65)      (0.64)      (0.63)      (0.73)      (0.81)
Distributions from net realized gain on investments                    --       (0.21)         --       (0.29)         --
                                                                   ------       -----      ------       -----      ------
Total distributions                                                 (0.65)      (0.85)      (0.63)      (1.02)      (0.81)
                                                                   ------       -----      ------       -----      ------
Net asset value, end of period                                     $10.08       $9.04      $10.36       $9.87      $10.01
                                                                   ======       =====      ======       =====      ======
Total investment return at net asset value (b)                      19.36%      -4.68%      11.66%       9.23%      19.76%
Net assets, end of period  ($millions)                             $762.1      $608.2      $566.9      $254.7      $100.0
Ratio of expenses to average net assets                              0.40%       0.40%       0.40%       0.40%       0.40%
Ratio of net investment income to average net assets                 6.81%       6.78%       6.23%       7.29%       8.43%
Portfolio turnover rate                                               132%        139%        153%        115%        137%

MONEY MARKET PORTFOLIO (a)                                          1995        1994        1993        1992        1991
                                                                   ------      ------      ------      ------      ------
Net asset value, beginning of period                                $1.00       $1.00       $1.00       $1.00       $1.00
                                                                    -----       -----       -----       -----       -----
Net investment income from operations                                0.06        0.04        0.03        0.03        0.06
Less: Dividends from net investment income                          (0.06)      (0.04)      (0.03)      (0.03)      (0.06)
                                                                    -----       -----       -----       -----       -----
Net asset value, end of period                                      $1.00       $1.00       $1.00       $1.00       $1.00
                                                                    =====       =====       =====       =====       =====
Total investment return at net asset value (b)                       5.71%       4.00%       2.87%       3.53%       5.89%
Net assets, end of period ($millions)                               $66.1       $41.9       $24.9       $26.6       $23.0
Ratio of expenses to average net assets                              0.40%       0.40%       0.40%       0.40%       0.40%
Ratio of net investment income to average net assets                 5.55%       4.03%       2.83%       3.45%       5.72%

Notes to Financial Highlights:
------------------------------
(a) All per share amounts have been rounded to the nearest cent.
(b) Total investment return is based on the change in net asset value during the year and assumes reinvestment of all distributions and does not reflect any charges that would normally occur at the separate account level.


The accompanying notes are an integral part of the financial statements.



LB Series Fund, Inc.
Notes to Financial Statements
December 31, 1995

(1) Organization
The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund is comprised of four separate portfolios: Growth Portfolio, High Yield Portfolio, Income Portfolio and Money Market Portfolio. Each portfolio is, in effect, a separate investment fund with its own investment objectives and policies. The assets of each portfolio are segregated and each has a separate class of capital stock. The Fund serves as the investment vehicle to fund benefits for variable life insurance and variable annuity contracts issued by Lutheran Brotherhood and Lutheran Brotherhood Variable Insurance Products Company (LBVIP), an indirect wholly owned subsidiary of Lutheran Brotherhood.

(2) Significant Accounting Policies

Investment Security Valuations
Securities traded on national securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Securities traded on the over-the-counter market and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service or by dealers that make markets in the securities. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Portfolios other than the Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price. Short-term securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Directors.

Repurchase Agreements
The Fund may engage in repurchase agreement transactions in pursuit of its investment objectives. When the Fund engages in such transactions, it is policy to require the custodian bank to take possession of all securities held as collateral in support of repurchase agreement investments. In addition, the Fund monitors the market value of the underlying collateral on a daily basis. If the seller defaults or if bankruptcy proceedings are initiated with respect to the seller, the realization or retention of the collateral may be subject to legal proceedings.

Investment Income
Interest income is determined on the basis of interest or discount earned on any short-term securities and interest earned on all other debt securities, including amortization of discount or premium. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Options and Financial Futures Transactions
The Fund, with the exception of the Money Market Portfolio, may utilize futures and options contracts. The Fund intends to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Federal Income Taxes
It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income on a timely basis, including any net realized gain on investments each year. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. Accordingly, no provision for federal income tax is necessary. Each portfolio is treated as a separate taxable entity for federal income tax purposes.

When-Issued and Delayed Delivery Transactions
The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Dollar Roll Transactions
The Income Portfolio enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Portfolio sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolio forgoes principal and interest paid on the mortgage securities sold. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolio to "roll over" its purchase commitments. The Income Portfolio earned $389,180 from such fees.

Distributions to Shareholders
Dividends from net investment income, if available, are declared and reinvested daily for the High Yield Portfolio, Income Portfolio and Money Market Portfolio, and quarterly for the Growth Portfolio. Net realized gains from securities transactions, if any, are distributed at least annually after the close of the Fund's fiscal year end for the Growth Portfolio, High Yield Portfolio and Income Portfolio. Short-term gains (losses) of the Money Market Portfolio are included in interest income and distributed daily. Dividends and capital gains are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of distributions, the year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

Reclassification of Permanent Tax Differences
It is the policy of the Fund to reclassify the net effect of permanent differences between book and taxable income to paid-in capital on the statement of assets and liabilities. During the year ended December 31, 1995, there were no reclassifications to paid-in capital.

Other
Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

(3) Investment Advisory Fees And Other expenses
The Fund pays Lutheran Brotherhood, the Fund's investment advisor, an investment advisory fee equal to 0.40% of the annual average daily net assets of each portfolio. The fees are accrued daily and paid monthly. All other operating expenses of the Fund are absorbed by either Lutheran Brotherhood or LBVIP.

(4) SECURITIES LENDING
To generate additional income, the Fund may participate in a securities lending program administered by the Fund's custodian bank. Securities are periodically loaned to brokers, banks or other institutional borrowers of securities, for which collateral in the form of cash, U.S. government securities, or letter of credit is received by the custodian in an amount at least equal to the market value of securities loaned. Collateral received in the form of cash is invested in short-term investments by the custodian from which earnings are shared between the borrower, the custodian and the Fund at negotiated rates. The risks to the Fund are that it may experience delays in recovery or even loss of rights in the collateral should the borrower of securities fail financially. There were no security loans during the year ended December 31, 1995.

(5) CAPITAL LOSS CARRYOVER
During the year ended December 31, 1995, the Growth Portfolio fully utilized the remaining $19,103,448 of its capital loss carryover, and the Income Portfolio utilized $6,883,130 of its capital loss carryover against net realized capital gains. At December 31, 1995, the High Yield and Income Portfolios had accumulated net realized capital loss carryovers of $25,438,084 and $21,666,184 respectively, expiring $1,662,110 and $21,666,184 in the year 2002 respectively, and $23,775,974 in 2003 for the High Yield Portfolio. To the extent these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers. Temporary timing differences of $1,651,645, $1,263,119, and $461,198 existed between accumulated net realized capital gains or losses for financial statement and tax purposes as of December 31, 1995 for the Growth, High Yield and Income Portfolios, respectively. These differences are due primarily to deferral of capital losses for tax purposes.

(6) INVESTMENT TRANSACTIONS
Purchases and Sales of Investment Securities
For the year ended December 31, 1995, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                               $(thousands)
                       ----------------------------
Portfolio              Purchases            Sales
----------             ----------        ----------
Growth                 $1,714,514        $1,572,276
High Yield                553,626           425,253
Income                    618,045           512,673

Purchases and sales of U.S. Government securities were:

                               $(thousands)
                       ----------------------------
Portfolio              Purchases            Sales
----------             ----------        ----------
Growth                 $   17,715        $   13,772
Income                    350,200           322,454

Investments in Restricted Securities
The High Yield Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $1,809,933 at December 31, 1995 which represented 0.2% of net assets of the High Yield Portfolio.

Investments in High Yielding Securities
The High Yield Portfolio invests primarily in high yielding fixed income securities. The Income Portfolio may from time to time invest up to 25% of its total assets in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts
The movement in the price of the instrument uderlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

Open Option Contracts
The number of contracts and premium amounts associated with call option contracts written during the year ended December 31, 1995 were as follows:

                        Growth Portfolio           Income Porfolio
                     ------------------------   ----------------------
                    Number of       Premium     Number of     Premium
                    Contracts        Amount     Contracts      Amount
                     -------       ----------   ---------     --------
Balance at
December 31, 1994        420      $    45,627        --             --
Opened                13,574        2,295,077         1       $ 56,875
Closed                (7,690)      (1,555,750)       --             --
Expired               (3,369)        (260,188)       --             --
Exercised             (2,935)        (524,766)       (1)       (56,875)
                     -------       ----------   ---------     --------
Balance at
December 31, 1995         --       $       --        --       $     --
                     =======       ==========   =========     ========

(7) CAPITAL STOCK
Authorized capital stock consists of two billion shares as follows:

                       Shares              Par
Portfolio             Authorized          Value
------------         -----------         ------
Growth               600,000,000         $ 0.01
High Yield           200,000,000         $ 0.01
Income               400,000,000         $ 0.01
Money Market         600,000,000         $ 0.01

The balance of the Fund's authorized capital (200 million shares) may be issued in the above portfolios or in any new portfolio as may be determined by the Board of Directors. The shares of each portfolio have equal rights and privileges with all shares of that portfolio. Shares in the Fund are currently sold only to separate accounts of Lutheran Brotherhood and LBVIP.

Transactions in capital stock were as follows:


                                                    Portfolios
                                  ---------------------------------------------------
                                                  High                        Money
                                    Growth        Yield         Income        Market
                                  ----------   -----------    ----------    ----------
Shares outstanding at
December 31, 1993                 36,213,732    41,317,018    54,703,967    24,910,744
Shares sold                       15,858,169    18,598,536    11,711,971    52,739,421
Shares issued on
reinvestment of
dividends and
distributions                      1,788,745     6,316,397     5,656,598     1,375,462
Shares redeemed                     (425,471)   (1,346,559)   (4,789,538)  (37,143,126)
                                  ----------    ----------    ----------    ----------
Shares outstanding at
December 31, 1994                 53,435,175    64,885,392    67,282,998    41,882,501
Shares sold                       10,639,507     9,776,871     7,399,297    52,883,017
Shares issued on
reinvestment of
dividends aand
distributions                        860,983     7,060,502     4,735,997     2,645,101
Shares redeemed                     (738,038)   (1,980,407)   (3,804,100)  (31,260,652)
                                  ----------    ----------    ----------    ----------
Shares outstanding at
December 31, 1995                 64,197,627    79,742,358    75,614,192    66,149,967
                                  ==========    ==========    ==========    ==========




LB Series Fund, Inc.
Growth Portfolio
High Yield Portfolio
Income Portfolio
Money Market Portfolio

Directors
Rolf F. Bjelland
Charles W. Arnason
Herbert F. Eggerding, Jr.
Connie M. Levi
Bruce J. Nicholson
Ruth E. Randall

Officers
Rolf F. Bjelland                 James M. Odland
Chairman and President           Assistant Secretary

Otis F. Hilbert                  Randall L. Wetherille
Secretary and Vice President     Assistant Secretary

James R. Olson                   Wade M. Voigt
Vice President                   Treasurer

James M. Walline                 Rand E. Mattsson
Vice President                   Assistant Treasurer
Richard B. Ruckdashel
Vice President

This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.



{PAGE|2}